EXHIBIT 10.13

                                                                 Execution Copy

                                 LOAN AGREEMENT

                                     between

                          SYNERGY RESOURCES CORPORATION
                                   as Borrower

                                       and

                BANK OF CHOICE, a Division of BANK MIDWEST, N.A.
                                    as Lender


                        Dated Effective November 30, 2011

{00452209.7}                              28
                                TABLE OF CONTENTS
                                -----------------

Article 1 - Interpretation and Definitions.....................................1
  1.1   Rules of Interpretation................................................1
  1.2   Definitions............................................................2
Article 2 - Amount and Terms of the Loan......................................10
  2.1   The Loan..............................................................10
  2.2   Manner of Borrowing under the Note....................................10
  2.3   Payment Procedure.....................................................10
  2.4   Interest..............................................................10
  2.5   Order of Application..................................................11
  2.6   Facility Fee..........................................................11
  2.7   Adjustment of Commitment Limit or Collateral..........................11
  2.8   Termination of Existing Bank of Choice Note...........................11
  2.9   Limitations on Release of Collateral..................................11
Article 3 - Collateral........................................................12
Article 4 - Representations and Warranties....................................12
  4.1   Authorization.........................................................12
  4.2   Enforceable Obligations...............................................12
  4.3   No Conflicts or Consents..............................................12
  4.4   Other Obligations.....................................................12
  4.5   Investments and Guarantees............................................13
  4.6   Litigation............................................................13
  4.7   Taxes.................................................................13
  4.8   Title to Properties; Liens............................................13
  4.9   Leases................................................................13
  4.10  No Default............................................................13
  4.11  ERISA Plans...........................................................13
  4.12  Principal Business Office and Location of Records.....................13
  4.13  Licenses, Permits and Franchises, etc.................................13
  4.14  No Material Omissions or Misstatements................................14
  4.15  Subsidiaries..........................................................14
  4.16  Environmental Matters.................................................14
  4.17  Financial Information.................................................15
Article 5 - Conditions Precedent..............................................15
  5.1   Conditions to Initial Advance.........................................15
  5.2   Conditions to All Advances............................................17
Article 6 - Affirmative Covenants.............................................17
  6.1   Financial Statements and Other Information............................17
  6.2   Taxes; Other Claims...................................................19
  6.3   Maintenance of Insurance..............................................19
  6.4   Reimbursement of Fees and Expenses....................................19
  6.5   Indemnification.......................................................19
  6.6   Further Assurances....................................................19
  6.7   Inspection and Visitation.............................................20
  6.8   Compliance With Laws..................................................20
  6.9   Accounts and Records..................................................20

  6.10  Environmental Complaints..............................................20
  6.11  Compliance Certificate................................................20
  6.12  Use of Proceeds.......................................................21
  6.13  Performance...........................................................21
  6.14  Change of Location....................................................21
  6.15  Title to Assets and Property..........................................21
  6.16  Banking Relationship; Accounts........................................21
  6.17  Other Information.....................................................21
  6.18  Additional Assurances.................................................21
Article 7 - Negative Covenants................................................21
  7.1   Liens.................................................................21
  7.2   Merger, Etc...........................................................21
  7.3   Extensions of Credit..................................................22
  7.4   Borrowings............................................................22
  7.5   Dividends and Distributions...........................................22
  7.6   Modification of Organizational Documents..............................22
  7.7   Change in Nature of Business..........................................22
  7.8   Arm's Length Transactions.............................................22
  7.9   Subsidiaries..........................................................22
  7.10  Plan Obligations......................................................22
Article 8 - Financial Covenants...............................................23
  8.1   Definitions...........................................................23
  8.2   Minimum Debt-Service Coverage.........................................24
  8.3   Debt to Capitalization Ratio..........................................24
  8.4   Testing - Effect of Derivative Contracts..............................24
Article 9 - Default and Remedies..............................................24
  9.1   Events of Default.....................................................24
  9.2   Remedies..............................................................25
  9.3   Right of Setoff.......................................................26
  9.4   Delegation of Duties and Rights.......................................26
  9.5   Lender Not in Control.................................................26
  9.6   Waivers by Lender.....................................................26
  9.7   Cumulative Rights.....................................................26
  9.8   Expenditures by Lender................................................26
Article 10 - General Terms....................................................27
  10.1  Survival of Representations and Warranties............................27
  10.2  Communications........................................................27
  10.3  Binding on Successors.................................................27
  10.4  Choice of Law and Venue...............................................27
  10.5  Waiver of Jury Trial..................................................28
  10.6  Usury Savings Clause..................................................28
  10.7  Severability..........................................................29
  10.8  Non-Waiver............................................................29
  10.9  Counterparts..........................................................29
  10.10 Amendments and Waivers................................................29
  10.11 Terms and Headings....................................................29

  10.12 Conflicts.............................................................29
  10.13 Environmental Indemnity...............................................29
  10.14 Renewal, Extension or Rearrangement...................................30
  10.15 Negotiation, Representation and Construction..........................30


Exhibit A - Form of Request for Advance
---------------------------------------

Exhibit B - Form of Note
------------------------

Exhibit C - Form of Borrowing Base Calculation
----------------------------------------------

                                 LOAN AGREEMENT
                                 --------------

This Loan Agreement (this "Agreement"), is made as of November 30, 2011 (the "Effective Date") between:

1. SYNERGY RESOURCES CORPORATION, a Colorado corporation ("Borrower"), and

2. BANK OF CHOICE, a Division of BANK MIDWEST, N.A., a national association ("Lender").

                                  INTRODUCTION

     Borrower has requested that Lender extend credit to Borrower in the form of a revolving line of credit loan facility not to exceed $15,000,000 outstanding at any time (subject to the limitations and reductions as herein set forth), to be used to fund Borrower's capital expenditures required to purchase and/or drill and complete new oil wells, fees and expenses associated therewith as well as purchase inventory including but not limited to pipe and casing.

                                    AGREEMENT

The parties agree as follows:

                                    Article 1
                         Interpretation and Definitions
                         ------------------------------

     1.1 Rules of Interpretation. Unless otherwise specified:

            (a) .whenever a term is defined herein, the definition ascribed to such term shall be equally applicable to both the singular and plural forms of such term and to masculine, feminine and neuter genders of such term;

            (b) .an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP or regulatory accounting principles, as applicable, in effect at the time of application of interpretation; Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement or any other Loan Document, such determination, consolidation or computation shall be made in accordance with GAAP, except where such principles are inconsistent with the requirements of this Agreement;

            (c)  "or" is not exclusive and includes "and/or";

            (d)  "including" means "including, without limitation";

            (e) references to Articles, Sections, Subsections, Schedules and Exhibits shall refer to such portions of this Agreement unless otherwise specified, all of which are part of this Agreement; and

            (f) unless the context shall clearly indicate otherwise, or may otherwise require, in this Agreement the terms "herein," "hereunder," "hereby," "hereto," "hereof" and any similar terms refer to this Agreement as a whole and not to any particular Article, Section or Subsection.

     1.2 Definitions. The terms set forth below shall have the specified meanings for all purposes of this Agreement. Other terms are defined in the text of this Agreement, and throughout this Agreement those terms shall have the meanings respectively ascribed to them.

     "Advance" means any loan disbursement to or on behalf of Borrower under the Loan Documents including, without limitation, all amounts advanced upon the execution hereof under the Note and all Subsequent Advances.

     "Affiliate" means, as to any Person, (a) any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or (b) any Person who is a director, officer or partner (i) of such Person, (ii) of any subsidiary of such Person or (iii) of any Person described in the preceding clause (a). For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the ownership interests having ordinary voting power for the election of directors or managers of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agreement" means this Loan Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

     "Bank of Choice Payoff Amount" means that amount necessary to pay all Debt owed by the Borrower to Lender pursuant to the Existing Bank of Choice Note, including any due and unpaid interest accrued thereon and any penalties or other amounts payable related thereto, which amount is equal to $0.00.

     "Borrowing Base" means the amount available to Borrower as Advances under the Facility calculated consistently with the example set forth in Exhibit C attached hereto, as the same may be adjusted pursuant to the terms of Section
2.7 of this Agreement.

     "Business Day" means every day on which Lender is open for banking business.

     "Collateral"  means all of the property described in paragraphs (a) through
(h) below:

     (a) The entire estates or the undivided interests therein to the Mortgaged Properties (which right, title and interest of Borrower shall be deemed to include, without limitation, any and all right, title and interest now owned or hereafter acquired by Borrower in any amendment, modification, supplement, restatement, extension, renewal or replacement of any of the oil and gas leases, working interests, overriding royalty interests, production payments, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in the Deed of Trust) in, to and under or that covers, affects or otherwise relates to the Mortgaged Properties or the oil and gas leases, working interests, overriding royalty interests, production payments, licenses, subleases, sublicenses, easements, rights of way, agreements and other documents and instruments described in the Deed of Trust or to any of the estates, property, interests or rights described or referred to above or herein; including, without limitation, the following:

      (i) All of Borrower's right, title and interest of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Mortgaged Properties or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in the Deed of Trust or to any of the estates, property, interests or rights described or referred to above or herein, even though Borrower's interest therein may be incorrectly described in, omitted from or not described in the Deed of Trust;

      (ii) All of Borrower's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under all presently existing and hereafter created oil, gas or mineral unitization, cooperative development, pooling, spacing or communitization agreements, declarations or orders, and in and to the lands and properties covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state, tribal, local or other authority having jurisdiction and so called "working interest units" created under operating and similar agreements or otherwise), that cover, affect or otherwise relate to the Mortgaged Properties or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in the Deed of Trust or to any of the estates, property, interests or rights described or referred to above or in the Deed of Trust;

      (iii) All of Borrower's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under all presently existing and hereafter created operating agreements, equipment leases, production sales, purchase, exchange or processing agreements, transportation or gathering agreements, farmout or farmin agreements, disposal agreements, area of mutual interest agreements joint venture agreements, and other contracts or agreements that cover, affect or otherwise relate to the Mortgaged Properties or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in the Deed of Trust or to any of the estates, property, interests or rights described or referred to above or herein or the operations thereon, or the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons (as hereinafter defined) produced therefrom or allocated or attributed thereto, including, without limitation, those contracts and agreements listed in the Deed of Trust or the Security Agreement as the same may be amended or supplemented from time to time; and

      (iv) All of Borrower's right, title and interest of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under all presently existing or hereafter created easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights used, or held for use, in connection with the Mortgaged Property or any of the estates, property, interests or rights described or referred to above or herein, or the operations thereon, or the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons produced therefrom or allocated or attributed thereto, including, without limitation, the easements and rights-of-way described in the Deed of Trust as same may be amended or supplemented from time to time;

     (b) Hydrocarbons in, on, under or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Borrower (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Mortgaged Properties or to any of the estates, property, interests or rights described or referred to above or in the Deed of Trust;

     (c) All wells, platforms, derricks, casing, tubing, tanks, tank batteries, treaters, separators, rods, pumps, pumping units, flow lines, water lines, transportation lines, gathering lines, gas lines, machinery, pipelines, power lines and other goods and equipment, and all of the personal property and fixtures, as defined under applicable state law, now or hereafter located in, on, under, affixed, allocated or attributed to or obtained or used in connection with any of the estates, property, interests or rights described or referred to above or herein or any other interest of Borrower (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Mortgaged Properties or to any of the estates, property, interests or rights described or referred to above or herein, or that are used or purchased for the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons;

     (d) All of the accounts, contract rights and general intangibles now or hereafter arising in connection with the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons produced from or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Borrower (whether now owned or hereafter acquired by operation of law or otherwise) in, to or under or that covers, affects or otherwise relates to the Mortgaged Properties or to any of the estates, property, interests or rights described or referred to above or herein and all other accounts, contract rights and general intangibles now or hereafter arising in connection with the estates, property, interests or rights described or referred to above or in the Deed of Trust;

     (e) All of the severed and extracted Hydrocarbons, including, without limitation, "as-extracted collateral" (as defined in the applicable version of the Uniform Commercial Code in effect in each jurisdiction in which any of the Mortgaged Properties is located) produced from or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Borrower (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Mortgaged Properties or to any of the estates, property, interests or rights described or referred to above or in the Deed of Trust;

     (f) All renewals, extensions and restatements of, modifications, changes, amendments and supplements to, and substitutions for the estates, property, interests and rights described or referred to in paragraphs (a) through (e) above, and all additions and accessions thereto;

     (g) All of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or appertaining to the estates, property, interests and rights described or referred to in paragraphs (a) through (f) above; and

     (h) All of the proceeds and products of the estates, property, interests and rights described or referred to in paragraphs (a) through (g) above, including, without limitation, condemnation awards and the proceeds of any and all insurance policies (including title insurance policies as well as other types of insurance policies) covering all or any part of said estates, property, interests or rights and, to the extent they may constitute proceeds, instruments, accounts, securities, general intangibles, contract rights and inventory.

     "Commitment" means the obligation of the Lender as set forth herein from the Effective Date through the date that is thirty-six (36) months after the Effective Date to extend credit to the Borrower by means of Advances, with the sum of all such Advances made pursuant to Sections 2.1 and 2.2 not to exceed at any time the Commitment Limit.

     "Commitment Limit" means $15,000,000,  as adjusted pursuant to the terms of
Section 2.7 of this Agreement.

     "Convertible Notes" means those certain Convertible Promissory Notes issued by Borrower to the "Secured Parties" (as defined in the Convertible Notes Mortgage).

     "Convertible Notes Mortgage" means that certain Mortgage, Security Agreement and Assignment of Production and Proceeds dated as of February 10, 2011 from Borrower to the Secured Parties (as defined therein), which was recorded on February 14, 2011 in Weld, Colorado at Reception number 3750316.

     "Debt" means, for any Person, at any particular date, and without duplication, the sum at such date of: (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services for which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss; (ii) all obligations of such Person under leases which shall have been, or should have been, in accordance with GAAP in effect on the Effective Date, recorded as capital leases in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss, (iii) unfunded vested benefits under any ERISA Plan; (iv) all indebtedness and other liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for payment thereof; (v) all obligations of such Person in respect of letters of credit, acceptances or similar obligations issued or created for the account of such Person; and (vi) indebtedness of such Person evidenced by a bond, debenture, note or similar instrument; provided, however, Debt shall not include accounts payable incurred in the ordinary course of such Person's business.

     "Deed of Trust" means those mortgages, deed of trust, assignments of production, security agreements, and financing statements, as amended from time to time, in favor of Lender encumbering every interest of Borrower in Collateral, including Mineral Interests now owned or hereafter acquired by Borrower and which become Mortgaged Properties, the Mortgaged Properties being security for the Obligation, including, without limitation, any such property consisting of royalty interests, overriding royalty interests, working interests, and reversionary rights relating to either developed or undeveloped leasehold acreage.

     "Default  Rate" means the then  effective  Interest  Rate plus four percent
(4%).

     "Environmental Complaint" means any complaint, order, citation, notice or other written communication from any Person or Governmental Authority with respect to the existence or alleged existence of a violation of any requirement of law or liability resulting from any air emission, water discharge, noise emission, asbestos, Hazardous Substance or any other environmental, health or safety matter at, upon, under, or within any of the property owned, operated, or used by Borrower.

     "Event of Default" has the meaning specified in Section 9.1.

     "Existing  Bank  of  Choice  Note"  means  that  certain   Promissory  Note
(Commercial Revolving Draw) dated as of June 6, 2011 made by Borrower in favor of Lender.

     "Facility" means the loan advanced pursuant to Section 2.1.

     "Facility Fee" means $20,000, to be paid by the Borrower to the Lender upon the execution of this Agreement.

     "GAAP" means generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent financial statements of Borrower delivered to Lender.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Hazardous Substance" has the meaning specified in Section 4.17.

     "Highest Lawful Rate" means the maximum rate of interest (or, if the context so requires, an amount calculated at such rate) which Lender is allowed to contract for, charge, take, reserve or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges under the Loan Documents.

     "Hydrocarbons" means all of the oil, gas, drip gasoline, natural gasoline, natural gas liquids, condensate, distillate, casinghead gas and other solid, liquid or gaseous hydrocarbons and other associated or related substances of whatever kind or character and in whatever form or phase, including, without limitation, gases produced from coal-bearing formations and strata such as so-called "coal-bed gas" and "coal-bed methane".

     "Interest Rate" means, at any one time, the greater of (i) three and a quarter percent (3.25%) and (ii) the Prime Rate, but not in excess of the Highest Lawful Rate.

     "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from any mortgage, encumbrance, pledge, hypothecation, assignment, deposit arrangement, or preference, priority or other security agreement (including, without limitation, any conditional sale or other title retention agreement or trust receipt or a lease, consignment or bailment for security purposes). The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting any of the Mortgaged Properties.

     "Loan Documents" means: (i) this Agreement; (ii) the Note; (iii) the Security Agreement, (iv) the Deed of Trust, and (vi) any and all notes, mortgages, security agreements, financing statements, guarantees, and other agreements, documents, certificates, letters and instruments ever delivered or executed pursuant to, or in connection with, this Agreement, whether existing on the Effective Date or thereafter created, as any of the same may hereafter be amended, supplemented, extended, or restated.

     "Material  Adverse Effect" means any set of  circumstances or events which:
(i) has, will or could reasonably be expected to have any material adverse effect upon the validity, performance or enforceability of any Loan Document;
(ii) is or could reasonably be expected to be material and adverse to the financial condition or business operations of Borrower, as represented to Lender in this Agreement; (iii) will or could reasonably be expected to impair the ability of Borrower to fulfill its obligations under the terms and conditions of the Loan Documents; or (iv) will or could reasonably be expected to cause an Event of Default.

     "Material Agreement" of any Person means any written or oral agreement, contract, commitment, arrangement or understanding to which such Person is a party, by which such Person is directly or, to such Person's knowledge, indirectly bound, or to which any asset of such Person may be subject, which is not subject to cancellation by such Person upon 30 days or less notice without liability for further payment other than nominal penalties, excluding, however, such agreements, contracts, commitments, arrangements or understandings pursuant to which the subject matter thereof does not exceed $50,000 in the aggregate.

     "Maturity Date" means November 30, 2014, or as otherwise set forth in the Note.

     "Mineral Interests" means rights, estates, titles, and interests in and to oil, gas, sulphur, or other minerals (or any combination thereof), leases (and all extensions, amendments, ratifications, and subleases thereof or thereunder), licenses, subleases, sublicenses, easements, rights of way, farmouts, farmins, mineral agreements, and any mineral interests, royalty and overriding royalty interests, working interests, production payment and net profits interests, mineral fee interests, operating rights interest, record title interests, contractual rights, and rights therein, including, without limitation, any reversionary or carried interests relating to the foregoing, together with rights, titles, and interests created by or arising under the terms of any contract or agreement, unitization, joint-operating, communitization, secondary recovery and pooling agreements or arrangements, and all properties, rights, and interests covered thereby, whether arising by contract, by order, or by operation of law, which now or hereafter include all or any part of the foregoing.

     "Mortgaged   Property"  or  "Mortgaged   Properties"  means  those  Mineral
Interests covered or to be covered, by the Deed of Trust.

     "Note" means the promissory note, as further described in Section 2.1 and in the form of Exhibit B.

     "Obligation" means the obligations of Borrower:

            (a) to pay all indebtedness arising out of this Agreement, and all renewals, extensions or amendments of such indebtedness or any part thereof;

            (b) to pay the principal of and interest on the Note in accordance with the terms thereof, and all renewals, extensions, modifications and amendments of such Note or any part thereof, and any future advances made pursuant thereto;

            (c) to repay to Lender all amounts advanced by Lender hereunder or under the other Loan Documents on behalf of Borrower, including, without limitation, advances for principal or interest payments to prior secured parties, mortgagees, or lien holders, or for taxes, levies, insurance, rent, repairs to or maintenance or storage of any of the Collateral;

            (d) to pay any and all other indebtedness of Borrower to Lender of every kind, nature and description, direct or indirect, primary or secondary, secured or unsecured, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how it may be evidenced, including without limitation all future advances, whether or not presently contemplated by the parties hereto;

            (e) to perform fully all of the terms and provisions of each of the instruments constituting the Loan Documents; and

            (f) to reimburse Lender, on demand, for all of Lender's expenses and costs, arising out of or related to this Agreement, the Facility and the Loan Documents.

     "PEM" means Petroleum Exploration & Management, LLC, a Colorado limited liability company.

     "PEM Indebtedness" means all Debt owed by the Borrower to PEM pursuant to that certain 5.25% Secured Note in the original principal amount of Five Million Two Hundred Thousand and NO/100 Dollars ($5,200,000.00) dated as of May 24, 2011, including any due and unpaid interest accrued thereon and any penalties or other amounts payable related thereto.

     "PEM Payoff Amount" means that amount necessary to pay the PEM Indebtedness in full as set forth in a payoff letter delivered to Borrower and Lender by PEM, in a form reasonably satisfactory to Lender.

     "Permitted Liens" means: (a) liens in favor of Lender; (b) liens for taxes, assessments or similar charges, incurred in the ordinary course of business that are not yet due and payable or that are being contested in good faith; (c) liens of mechanics, materialmen, warehousemen, carriers, operators, and other like liens securing obligations incurred in the ordinary course of business that are not yet due and payable or that are being contested in good faith; (d) landlord's liens for rentals not yet due and payable or that are being contested in good faith; (e) royalties, overriding royalties, reversionary interests, production payments and similar burdens; (f) sales contracts or other arrangements for the sale of hydrocarbons which would not (when considered cumulatively with the matters discussed in clause (e) immediately preceding) deprive Borrower of any material right in respect of Borrower's assets or properties; (g) liens permitted by the Deed of Trust or the Security Agreement;
(h) purchase money mortgages, liens, or security interests on any property hereafter acquired; and (i) contracts, agreements, lease provisions, defects, and irregularities which were in effect when the properties were acquired and which do not materially interfere with the operation, value, or use thereof.

     "Person"  means  a  corporation,   an  association,  a  joint  venture,  an
organization, a business, a legal entity, an individual or a government or political subdivision thereof or any governmental agency.

     "Prime Rate" means that variable rate of interest per annum established in the money rate table of The Wall Street Journal, a Dow Jones publication.

     "Relevant Environmental Law" means all requirements of law from time to time applicable to any property owned, leased, operated or used by Borrower or any part thereof with respect to (i) the installation, existence or removal of asbestos; (ii) the existence, discharge or removal of Hazardous Substances;
(iii) air emissions, water discharges, noise emissions and any other environmental, health or safety matters; and (iv) effects on the environment of any of such properties or any part thereof or of any activity theretofore, now or hereafter conducted on any of such properties.

     "Revenues" means for any period and without duplication, (a) with respect to each Mortgaged Property, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any Mortgaged Property arising from the operation of such property during such period, including revenues from the sale of hydrocarbons, proceeds from hedge contracts, proceeds of liability insurance and business interruption insurance and other payments for interruption of operations.

     "Rights" means rights, remedies, powers, privileges and benefits.

     "SEC" means the U. S. Securities and Exchange Commission.

     "Subsidiary" means, with respect to any Person (the "parent"), any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with the Borrower's method of accounting as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.

     "Security Agreement" means that certain Security Agreement and Assignment of Contract Rights, dated as of the Effective Date, executed by Borrower in favor of Lender, in which Borrower pledges and grants a security interest to Lender in the property described therein to secure the payment of the Obligation, as the same may be amended, restated, supplemented, and/or modified from time to time.

     "Security Documents" means collectively, the Deed of Trust and the Security Agreement.

     "Subsequent Advance" means any disbursement to or on behalf of Borrower after the initial Advance under the Note, pursuant to the provisions of Sections
2.1 and 2.2 hereof.

                                    Article 2
                          Amount and Terms of the Loan
                          ----------------------------

     2.1 The Loan. Subject to the terms and conditions and relying on the representations and warranties contained in this Agreement, Lender agrees to make a loan to the Borrower in the principal amount requested by Borrower up the Commitment Limit (the "Facility"). If less than the Commitment Limit is borrowed initially, and if no Event of Default has occurred and is continuing, and all conditions have been satisfied, subject to the terms, conditions, obligations and rights of Lender under this Agreement, Borrower shall be entitled to request that Advances be made to it in amounts determined by Borrower in its discretion, such that the total loan outstanding would equal the Commitment Limit.

            (a) Contemporaneously with the execution and delivery hereof, Borrower shall execute and deliver to the Lender the Note in substantially the form of Exhibit B, in the original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00). The Note shall mature on the Maturity Date, and shall bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum as provided in the Note. Principal and interest on the Note shall be payable in the manner specified herein and in the Note, and on the dates specified in the Note.

            (b) The initial Advance permitted under the Facility will be for
(i) the Facility Fee, (ii) reasonable and documented attorneys fees relating to the preparation of the Loan Documents, (iii) the Bank of Choice Payoff Amount, and (iv) the PEM Payoff Amount.

            (c) Amounts prepaid or repaid with respect to the Facility may be re-borrowed pursuant to the terms of this Agreement and the Note.

     2.2 Manner of Borrowing under the Note.

            (a) All Advances following the initial Advance shall require one
(1) day prior written notice and shall be made pursuant to a Request for Advance in the form of Exhibit A. Each such request by Borrower to Lender for an Advance under the Facility shall specify the aggregate amount of such requested Advance, and the requested date of such Advance.

            (b) Upon fulfillment of all applicable conditions and requirements for each Advance, Lender shall, before 2:00 o'clock p.m. on the day of the requested borrowing date, pay or deliver each Advance under the Facility to or upon the order of Borrower, by wire transfer in immediately available funds.

     2.3 Payment Procedure. Beginning thirty (30) days after the Effective Date, payments will be due on the first business day of each month. Payments will be accrued interest only for the term of the Note, with all amounts due and owing (including principal and accrued and unpaid interests thereon) to be paid on the Maturity Date (as defined in the Note).

     2.4 Interest. For the period from the Effective Date until the Maturity Date (as defined in the Note), the Obligation shall bear interest from day to day at a rate per annum equal to the Interest Rate. All interest hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All of the past due Obligation and accrued interest thereon shall, at the option of Lender, bear interest from maturity (stated or by acceleration) until paid at a rate per annum equal to the lesser of the Default Rate or the Highest Lawful Rate. Interest calculations may be made prior to any interest installment due date under the Note, in which event, if there is an adjustment in the interest rate in accordance with the terms hereof during the intervening period, then Borrower shall subsequently, on demand, pay to Lender any underpayment, or Lender shall pay to Borrower any overpayment, as the case may be, as a result of any adjustment during such period.

     2.5 Order of Application. Except as otherwise provided in the Loan Documents, all payments and prepayments on the Obligation, including proceeds from the exercise of any rights of Lender under the Loan Documents, shall be applied to the Obligation in the following order: (i) first, to reasonable expenses for which Lender shall not have been reimbursed under the Loan Documents and then to all amounts to which Lender is entitled to indemnification under the Loan Documents; (ii) then, to the accrued interest on the Note being paid or prepaid; (iii) then, to the principal of the Note being paid or prepaid, with amounts prepaid to be applied upon installments of most remote maturity; and (iv) finally, to the remaining Obligation.

     2.6 Facility Fee. Upon the Effective Date, Borrower will pay to Lender the Facility Fee.

     2.7 Adjustment of Commitment Limit or Collateral. Lender shall engage a third-party consultant, at the sole cost and expense of Borrower, to review the Annual Reserve Report delivered to Lender pursuant to Section 6.1(c) of this Agreement which review shall include preparation of a price-deck established by Lender at PV9 for the purposes of establishing a new Borrowing Base. If Lender delivers to Borrower written notification that, in Lender's sole discretion, the new Borrowing Base does not provide sufficient collateral to support Advances up to the Commitment Limit, then the Commitment Limit shall be immediately reduced to such an amount as is supported by the adjusted Borrowing Base. Provided, however, that, in the event the Borrowing Base is reduced pursuant to this
Section 2.7, Borrower may pledge additional assets as Collateral to Lender as may be necessary, in Lender's sole discretion, to support an increase in the Commitment Limit back to 15,000,000, and the Commitment Limit shall be so adjusted following documentation of such pledge of additional assets as Collateral, such documentation to be determined in the reasonable discretion of Lender. Provided, further that, if the Commitment Limit has been reduced pursuant to this Section 2.7 or pursuant to Section 2.9 and in subsequent years the Annual Reserve Report displays a Borrowing Base that would support a
Commitment Limit greater than the then-existing Commitment Limit, then the Commitment Limit shall be increased to an amount (not to exceed $15,000,000) that, in Lender's reasonable discretion, would be supported by the information regarding the Collateral contained in such Annual Reserve Report.

     2.8 Termination of Existing Bank of Choice Note. Upon execution and delivery of this Agreement and the Loan Documents related hereto and payment of the Bank of Choice Payoff Amount, the parties hereby agree that (a) all outstanding indebtedness (including, without limitation, for principal, interest and fees) and other obligations of Borrower to Lender under the Existing Bank of Choice Note and all documents and instruments relating thereto shall be paid and satisfied in full and terminated and released, (b) all security interests and other liens granted to or held by Lender in any assets or properties of Borrower as security for the Existing Bank of Choice Note shall be released and discharged, and Borrower and its respective agents and representatives shall be authorized to file UCC termination statements evidencing the release and termination of all such liens, (c) the Existing Bank of Choice Note and all documents and agreements relating thereto shall terminate and be of no further force or effect, and (d) Lender shall have no more obligations to make any further advances to Borrower pursuant to the terms of the Existing Bank of Choice Note.

     2.9 Limitations on Release of Collateral. Notwithstanding anything in this Agreement or any other Loan Documents to the contrary, Lender shall have no obligation to provide any release of any Liens encumbering any Collateral created by any Loan Documents if the effect of such release would be to cause the Borrowing Base to be reduced such that the adjusted Borrowing Base would not provide sufficient collateral to support Advances up to the then-effective Commitment Limit. Provided, however, that, in the event that the Borrower requests in writing that Lender release Liens encumbering Collateral and following release of such Liens the remaining Collateral would not be sufficient to support Advances up to the then-existing Commitment Limit, the Lender shall permit the release of such Liens only if (a) no Event of Default has occurred and is continuing, (b) the Commitment Limit is reduced upon release of such Liens to an amount that, in the sole discretion of Lender, is supported by the remaining Collateral, and (c) the sum of all outstanding Advances immediately prior to such release is no greater than the reduced Commitment Limit described in paragraph (b) above.

                                    Article 3
                                   Collateral
                                   ----------

     The payment and performance of the Note and all of the other Obligations hereunder and under the Loan Documents shall be secured by, among other things,
(i) a first priority lien against the entire interest of Borrower in the Mortgaged Properties and the Collateral pursuant to the terms of one or more Deeds of Trust covering Borrower's interest in the Mortgaged Properties and the Collateral, which shall be in form and substance satisfactory to Lender, (ii) a first priority lien against the Collateral, pursuant to the Security Agreement, which shall be in form and substance satisfactory to Lender, and shall be covered by appropriate UCC-1 Financing Statements covering the Collateral for filing with the appropriate authorities and (iii) any other documents, agreements or instruments necessary to create an acceptable security interest in the Collateral.


                                    Article 4
                         Representations and Warranties
                         ------------------------------

     As an inducement to Lender to enter into this Agreement, Borrower represents and warrants to Lender that:

     4.1 Authorization. Borrower is duly authorized and empowered to create and issue the Note and to execute and deliver this Agreement, the other Loan Documents and all other instruments referred to or mentioned herein, and all action on the part of the Borrower requisite for the due execution, delivery, and performance of this Agreement, the Note, and the other Loan Documents has been duly and effectively taken.

     4.2 Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid, and binding obligations of Borrower, enforceable in accordance with their respective terms (subject to applicable bankruptcy, insolvency or other laws generally affecting the enforcement of creditors' rights).

     4.3 No Conflicts or Consents. The execution and delivery by Borrower of the Loan Documents, the performance by Borrower under the Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (a) conflict with any provision of the organizational documents under which Borrower was created, or (b) except as to matters that could not reasonably be expected to have a Material Adverse Effect, result in the acceleration of any Debt owed by Borrower, or conflict with any law, statute, rule, regulation or Material Agreement, judgment, license, order or permit applicable to or binding upon Borrower or any of its properties or assets, or require the consent, approval, authorization or order of, or notice to or filing with, any Governmental Authority or third party, or result in or require the creation of any Lien upon any material assets or properties of Borrower, except as permitted in the Loan Documents.

     4.4 Other Obligations. As of the Effective Date, Borrower does not have any outstanding Debt or other material liabilities, direct or indirect, absolute or contingent, which are, in the aggregate, material to Borrower and not shown in the financial statements previously provided to Lender. There is no fact, circumstance, act, condition or development that will have or that threatens to have any Material Adverse Effect on Borrower's present financial condition. All Debt relating to the Convertible Notes has been paid in full or such notes have been fully converted pursuant to the terms and conditions of all instruments evidencing such Debt and Borrower has well and truly performed all of the covenants set forth in the Convertible Note Mortgage.

     4.5 Investments and Guarantees. As of the Effective Date, and except for usual and customary investments in oil and gas properties, Borrower has not made investments in, advances to or guarantees of the obligations of any Person, except as reflected in the Financial Statements or otherwise disclosed to the Lender in writing.

     4.6 Litigation. As of the Effective Date, there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower, threatened against or affecting Borrower that involves the possibility of any judgment or liability not fully covered by indemnity agreements or insurance, and which would have a Material Adverse Effect. No unusual or unduly burdensome restriction, restraint, or hazard exists by contract, law or governmental regulation or otherwise relative to the business, properties or assets of Borrower, except as disclosed to the Lender in writing.

     4.7 Taxes. All tax returns required to be filed by the Borrower with all Governmental Authorities have been filed, and to Borrower's knowledge, all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its property, income or franchises which are due and payable, have been paid (other than the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower); and no tax lien has been filed and, to the knowledge of Borrower, no claim is being asserted with respect to any such tax, fee or other charge.

     4.8 Title to Properties; Liens. Borrower has good record and defensible title to, or a valid leasehold interest in the Collateral and, except for Permitted Liens, there are no Liens on the Collateral.

     4.9 Leases. All material lease agreements under which Borrower is lessee or tenant are in full force and effect, and no default or potential default exists thereunder.

     4.10 No Default. Borrower is not in default under or with respect to any Material Agreement in any respect, other than defaults which could not have a Material Adverse Effect. No Event of Default has occurred and is continuing.

     4.11 ERISA Plans. Borrower does not have any plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA Plan").

     4.12 Principal Business Office and Location of Records. The principal place of business and chief executive offices of Borrower are located at 20203 Highway 60, Platteville,, CO 80651, United States, and the records of Borrower concerning its ownership of assets, business, and operations are located at such address.

     4.13 Licenses, Permits and Franchises, etc. Borrower has all rights, licenses, permits, franchises, and intellectual property rights necessary or required for the ownership or operation of any of its properties and the conduct of its business. Borrower is not aware of any fact or condition that might cause any of such rights not to be renewed in due course.

     4.14 No Material Omissions or Misstatements. No information, exhibit, or report furnished to Lender by Borrower in connection with the negotiation of this Agreement contains any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading. Without limiting the generality of the foregoing, there are no material facts relating to the Loan Documents or the financial condition, assets, liabilities, results of operations or business of the Borrower that could, collectively or individually, have a Material Adverse Effect and that have not been disclosed in writing to Lender as an exhibit to this Agreement or in the Financial Statements.

     4.15 Subsidiaries. Borrower does not have any Subsidiaries.

     4.16 Environmental Matters.

            (a) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and, to the knowledge of Borrower, no investigation or review is pending or threatened by any Governmental Authority or other Person:

                  (i) with respect to any alleged violation of any law, ordinance, rule, regulation or order of any Governmental Authority in connection with the property, operations or conduct of the business of Borrower;

                  (ii) with respect to any alleged failure to have any permit, certificate, license, approval, requisition, or authorization required in connection with the property, operations, or conduct of the business of Borrower; or

                  (iii) with respect to any generation, treatment, storage, recycling, transportation, disposal, or release, all as defined in 42 USC ss. 9601(22) (each a "Release") (other than Releases in compliance with Relevant Environmental Laws or permits issued thereunder), of any toxic, caustic, or otherwise hazardous substance, including petroleum, its derivatives, by-products, and other hydrocarbons, solid waste, contaminants, polychlorinated biphenyls, paint containing lead, urea, formaldehyde, foam insulation, and discharge of sewage or effluent, whether or not regulated under federal, state or local environmental statutes, ordinances, rules, regulations or orders ("Hazardous Substance") generated by the operations or business, or located at any property, of Borrower.

            (b) Except in substantial compliance with Relevant Environmental Laws and permits issued thereunder:

                  (i) neither the Borrower nor any business conducted by Borrower has placed, held, located or disposed of any Hazardous Substance on, under or at any property now or previously owned or leased by Borrower, and, to the knowledge of Borrower, none of such properties has been used as a dump site or storage (whether permanent or temporary) site for any Hazardous Substance;

                  (ii) to the knowledge of Borrower, no polychlorinated biphenyls, urea or formaldehyde is or has been present at any property now or previously owned or leased by Borrower;

                  (iii) to the knowledge of Borrower, no asbestos is or has been present at any property now or previously owned or leased by Borrower;

                  (iv) to the knowledge of Borrower, there are no underground storage tanks that have been used to store or have contained any Hazardous Substance, active or abandoned, located on any property now or previously owned or leased by Borrower; and

                  (v) to the knowledge of Borrower, no Hazardous Substance has been released or is present, in a reportable or threshold quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned or leased by Borrower.

            (c) Borrower has not transported or arranged for the transportation (directly or indirectly) of any Hazardous Substance to any location which is listed or proposed for listing under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Comprehensive Environmental Response, Compensation and Liability Information System ("CERCLIS") or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations.

            (d) There are no environmental Liens on any property owned or leased by Borrower, and no actions by any Governmental Authority have been taken, are in process or, to the knowledge of Borrower, are threatened which could subject any of such properties to such Liens.

            (e) Prior to the Effective Date, Borrower provided to Lender all environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of Borrower in relation to any property or facility now or previously owned or leased by Borrower.

     4.17 Financial Information. The annual audited financial statements of Borrower dated as of August 31, 2010 and the quarterly unaudited financial statements dated as of May 31, 2011 (the "Financial Statements") furnished to Lender are true and correct in all material respects, prepared in accordance with GAAP, applied on a consistent basis, and each such Financial Statement fairly represents the financial condition, solvency and results of operations of Borrower as of the date thereof. To Borrower's knowledge, Borrower has no contingent obligations or liabilities that were not disclosed or reserved against in such Financial Statements or in the notes thereto. Since May 31, 2011, there has been no change in the financial condition or business of Borrower that would cause a Material Adverse Effect that have not been disclosed to Lender in writing.

                                    Article 5
                              Conditions Precedent
                              --------------------

     5.1 Conditions to Initial Advance. The obligation of Lender to make the initial Advance pursuant to this Agreement under the Note shall be subject to the satisfaction and fulfillment of each of the following conditions precedent which shall have occurred on or before the date of that initial Advance, unless compliance therewith shall have been waived in writing by Lender:

            (a) Execution of Loan. Borrower shall have executed, or caused to be executed, and delivered to the Lender the following:

                  (i)   this Agreement;

                  (ii)  the Note;

                  (iii) the Deed of Trust;

                  (iv)  the Security Agreement;

                  (v) each document required by the Security Agreement or under applicable law or reasonably requested by the Lender to be filed, registered or recorded in order to create in favor of the Lender a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than Permitted Liens that have priority over the Lender's Lien by operation of law), shall have been filed, registered or recorded or shall have been delivered to Lender in proper form for filing, registration or recordation and Borrower shall have paid in full (or caused to be paid in full) all stamp duties and other taxes relating to the filing, registration and recordation of such documents, and such other documents or instruments as Lender may require.

            (b) Entity Documentation. Lender shall have received, reviewed, approved of such evidence as Lender requires as to the existence, good standing, authority and capacity of Borrower, including a Certificate of Authority (the "Certificate of Authority"), as applicable, for Borrower, having attached thereto, (i) a true and complete copy of an executed copy of its Articles of Incorporation and all amendments thereto, (ii) a true, and complete copy of an executed copy of its Bylaws and all amendments thereto, (iii) a true and correct copy of the resolutions of Borrower authorizing the Loan Documents and the transactions contemplated hereby and thereby, (iv) a list of the Borrower's current executive management, with appropriate biographical information, and (v) the Financial Statements.

            (c) Insurance Certificate. Lender shall have received evidence that Borrower has complied with the provisions of Section 6.3 hereof.

            (d) Officer's Certificate. Borrower shall have provided Lender with a certification from the President of Borrower confirming the terms of the Borrower's representations, in form and substance satisfactory to Lender.

            (e) Release of Liens. Borrower shall deliver to Lender evidence, reasonably satisfactory to Lender, of the release of all Liens (other than Permitted Liens) on or affecting the Collateral, including, without limitation:

                  (i) release of the Convertible Notes Mortgage and all other security agreements, mortgages, deeds of trust and other instruments securing the Convertible Notes;

                  (ii) release of all security agreements, mortgages, deeds of trust and other instruments securing the PEM Indebtedness; and

                  (iii) release of all security agreements, mortagages, deeds of trust and other instruments securing the Existing Bank of Choice Note.

     5.2 Conditions to All Advances. In addition to the conditions precedent stated in Section 5.1 above, the obligation of the Lender to make any subsequent Advance under the Note requested by the Borrower on any date shall be subject to the satisfaction of the following conditions precedent:

            (a) Representations and Warranties. Each of the representations and warranties made by Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

            (b) No Event of Default. No Event of Default shall have occurred and be continuing on such date or after giving effect to the Advance requested by the Borrower on such date.

            (c) No Material Litigation and No Material Adverse Change. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority shall be pending or, to the knowledge of Borrower, threatened by or against Borrower or Lender with respect to the transactions contemplated by this Agreement or the other Loan Documents.

            (d) No Material Changes. Lender shall have received satisfactory evidence that (i) no Material Adverse Change has occurred in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Borrower since the closing date of its most recent financial statements, and (ii) there is no suit, action, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports to: (1) affect materially and adversely Borrower, or (2) to affect any transaction contemplated by the Loan Documents, or the ability of Borrower to perform its obligations thereunder.

            (e) Expenses. Borrower shall have paid all reasonable expenses of Lender in connection with the preparation of the Loan Documents and the making of the Loan, including but not limited to, the fees and expenses of counsel for Lender.

            (f) Other Conditions. All of the conditions and requirements specified in Section 2.1 and 2.2 shall have been met to Lender's satisfaction, and Borrower shall have fulfilled such other conditions as Lender may reasonably impose.

                                    Article 6
                              Affirmative Covenants
                              ---------------------

     As an inducement to Lender to enter into this Agreement, and unless otherwise expressly consented to in writing by Lender, Borrower covenants and agrees that from the Effective Date until payment in full of the Obligation:

     6.1 Financial Statements and Other Information. Borrower shall promptly furnish, at Borrower's sole cost and expense, to Lender copies of: (i) such information regarding its business and affairs and financial condition as Lender may reasonably request and (ii) without request, the following:

            (a) as soon as available, but in any event not later than ninety
(90) days after the end of each fiscal year of Borrower, a consolidated audited financial statement covering Borrower's financial performance as of the end of such year and the related statements of income, changes in shareholders' equity, and changes in cash flows for such year, to be prepared in accordance with GAAP, beginning with the 2011 fiscal year to be certified by a senior financial officer of Borrower;

            (b) as soon as available, but in any event not later than the forty-five (45) days after the end of each fiscal quarter of Borrower, the unaudited quarterly consolidated balance sheet and consolidated statement of income, shareholders' equity, and cash flow, prepared in accordance with GAAP, covering Borrower as of the end of such quarter as filed by Borrower with the SEC;

            (c) as soon as available, but in any event not later than ninety
(90) days after the end of each fiscal year of Borrower, an annual reserve report in a form approved by Lender or as required by the SEC, prepared by or audited by a professional petroleum engineer approved in advance by Lender on Borrower's oil and gas properties as of the end of such fiscal year, which report shall include a price deck as mandated by the SEC (the "Annual Reserve Report");

            (d) as soon as available, but in any event not later than fifteen
(15) days after filing any such a report, copies of all regulatory reports which could have a Material Adverse Effect filed by the Borrower with any administrative agency having jurisdiction over the Mortgaged Properties;

            (e) immediately upon becoming aware of the existence of, or any material change in the status of, any litigation which could have a Material Adverse Effect if determined adversely against Borrower, a written communication to Lender of such matter;

            (f) immediately upon becoming aware of an Event of Default or the existence of any condition or event which constitutes, or with notice or lapse of time, or both, would constitute an Event of Default, a verbal notification to Lender specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto and, immediately thereafter, a written confirmation to Lender of such matters; and

            (g) immediately upon becoming aware that any Person has given notice or taken any action with respect to a claimed default under any indenture, mortgage, deed of trust, promissory note, loan agreement, note agreement, joint venture agreement or any other Material Agreement or other undertaking to which Borrower is a party, a verbal notification to Lender specifying the notice given or action taken by such Person and the nature of the claimed default and what action Borrower is taking or proposes to take with respect thereto and, immediately thereafter, a written communication to Lender of such matters.

     6.2 Taxes; Other Claims. Borrower shall promptly pay and discharge all taxes, assessments, and governmental charges or levies imposed upon Borrower, or upon or in respect of all or any part of the income, property or business of Borrower, ("Expenses") and all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which, if unpaid, might become a Lien or charge upon any or all of the property of Borrower; provided, however, Borrower shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is currently being contested in good faith by appropriate actions or proceedings diligently conducted which will prevent the forfeiture or sale of any property of Borrower or any material interference with the use thereof by Borrower, and (ii) Borrower shall have set aside on its books reserves therefore deemed adequate under GAAP.

     6.3 Maintenance of Insurance. Borrower now maintains and will continue to maintain with financially sound and reputable insurers, insurance with respect to the Collateral against such liabilities, risks, and contingencies and in such types and amounts as is customarily carried by companies engaged in the same or similar businesses and similarly situated. From time to time, the Borrower will furnish Lender with copies of certificates, binders, and policies necessary to give Lender reasonable assurance of the existence of such coverage. Borrower agrees to promptly notify Lender of any termination or other material change in such insurance coverage and, if requested by Lender, to provide Lender with all information about the renewal of each policy at least fifteen (15) days prior to the expiration thereof. In the case of any fire, accident, or other casualty causing loss or damage to any Collateral of Borrower, the proceeds of such policies in excess of $50,000 shall, at the option of the Lender, be used to (a) replace the lost or damaged property with similar property having a value at least equivalent to the lost or damaged property, or (b) prepay the Note. Borrower shall take steps as are necessary to name Lender as an additional payee on any and all insurance policies maintained by the Borrower.

     6.4 Reimbursement of Fees and Expenses. Borrower shall pay all reasonable fees and expenses incurred by Lender and its designated representatives in connection with this Agreement, all renewals hereof, the other Loan Documents or other transactions pursuant hereto or to the other Loan Documents, whether the services provided thereunder are provided directly by Lender or by a third party selected by Lender, as well as all costs of filing and recordation, all legal and accounting fees, all costs associated with enforcing any of Lender's rights under the Loan Documents, including, without limitation, costs of repossessing, storing, transporting, preserving and insuring any Collateral that Borrower may pledge to Lender, all court costs associated with enforcing or defending Lender's rights against Borrower, any Guarantor, or any third party challenging said Rights and any other cost or expense incurred by Lender or its designated representatives in connection herewith or with the other Loan Documents, together with interest at the Default Rate per annum on each such amount commencing 30 days after notice of such expenditure is given to Borrower by Lender until the date it is repaid to Lender.

     6.5 Indemnification. Borrower shall indemnify and hold Lender and its respective directors, officers, agents, and employees harmless from and against any and all liabilities, actions, claims, judgments, costs, charges and reasonable attorneys' fees, made against or incurred by Lender in any way relating to or arising out of any act or failure to act on the part of Borrower in connection with or affecting this Agreement, the Note or any other Loan Document, which may be claimed by third parties, either before or after the payment in full of the Obligation, and either before or after the release, either partially or wholly, of the Lender's Liens. The covenants and conditions of this Section 6.5 shall remain in full force and effect notwithstanding the payment in full of the Obligation and the release, either partially or wholly, of the Lender's Liens or any foreclosure thereunder. All such claims, judgments, costs, charges and attorneys' fees as may be paid by Lender shall bear interest at the Default Rate per annum on each such amount commencing 30 days after notice of such claims, judgments, costs, charges or attorneys' fees is given to Borrower by Lender until paid by Borrower and shall be part of the Obligation.

     6.6 Further Assurances. Borrower shall promptly use its best efforts to cure any defects in the execution and delivery of any of the Loan Documents, and in any other instrument or document referred to or mentioned herein. Borrower shall immediately execute and deliver to Lender upon Lender's request, all such other and further instruments as may be reasonably required by Lender from time to time in compliance with or accomplishment of the covenants and agreements of Borrower made herein and in the other Loan Documents. Additionally, Borrower will provide Lender with any and all information reasonably requested.

     6.7 Inspection and Visitation. Borrower shall permit any officer, employee, agent or representative of Lender to visit and inspect any of the Collateral, examine all of its books, records and accounts, and take copies and extracts therefrom, all at such reasonable times as Lender may request and, further, Borrower shall allow and does hereby grant Lender the right to contact at anytime any member of Borrower's management team and any of Borrower's associates, Affiliates, officers, accountants, and auditors.

     6.8 Compliance With Laws. Borrower shall comply with all laws, ordinances, or rules and regulations to which it is subject, the violation of which could have a Material Adverse Effect.

     6.9 Accounts and Records. Borrower will keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities, in accordance with GAAP.

     6.10  Environmental  Complaints.  Borrower  shall  promptly  give notice to
Lender:

            (a) of any Environmental Complaint affecting Borrower, any property owned, operated or used by Borrower or any part thereof or the operations of Borrower, or any other Person on or in connection with such property or any part thereof, including receipt by Borrower of any notice of

                  (i) the happening of any event involving the use, spill, release, leak, seepage, discharge or clean-up of any Hazardous Substance or

                  (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental, health or safety matter affecting Borrower from any Person or entity (including without limitation the United States Environmental Protection Agency); and

            (b) of any notice from any Person of

                  (i) any violation or alleged violation of any Relevant Environmental Law relating to any such property or any part thereof or any activity at any time conducted on any such property,

                  (ii) the occurrence of any release, spill or discharge in a quantity that is reportable under any Relevant Environmental Law, or

                  (iii) the commencement of any clean-up pursuant to or in accordance with any Relevant Environmental Law of any Hazardous Substance on or about any such property or any part thereof.

     6.11 Compliance Certificate. Upon request of Lender, but not more frequently than once per fiscal quarter, Borrower shall furnish to Lender a certificate executed by the chief financial representative of Borrower or another Person acceptable to Lender (a) showing the calculation details and results for each of the financial covenants set forth in Article 8, (b) certifying that all of the representations and warranties in this Agreement are true and correct in all material respects, except as noted in the certificate,
(c) certifying that no Event of Default has occurred under this Agreement, except as noted in the certificate and (d) certifying that no event has occurred which, with notice, the lapse of time or otherwise, could constitute an Event of Default under this Agreement, except as noted in the certificate.

     6.12 Use of Proceeds. Except as otherwise contemplated herein, unless specifically consented to by Lender in writing, Borrower shall use Advances solely to fund the working capital needs of Borrower, including, without limitation, to provide funding for the purchase, drilling and development of oil and gas leases and wells and the purchase of inventory, pipe and casing and to finance ordinary and necessary expenses of the business operations of Borrower incurred in the ordinary course of its business. Borrower is hereby authorized to use a portion of the proceeds from the initial Advance to repay the PEM Indebtedness and the Existing Bank of Choice Note in full. Borrower agrees not to use the proceeds of any advance to acquire or carry margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

     6.13 Performance. Borrower shall, in all material respects, perform and comply with the terms, conditions and provisions set forth in this Agreement and in all other instruments and agreements of Borrower with or in favor of Lender in a timely manner.

     6.14 Change of Location. Borrower shall immediately notify Lender in writing of any additions to or changes in its business location or chief executive office location.

     6.15 Title to Assets and Property. Borrower shall maintain good and marketable title to all of the Collateral, subject to Permitted Liens.

     6.16 Banking Relationship; Accounts. Borrower shall establish and maintain Lender as the principal and primary banking establishment; shall establish and maintain all of its deposit and operating accounts with Lender, where practical.

     6.17 Other Information. Borrower shall, from time to time, provide Lender with such other information about Borrower and its business and assets as Lender may reasonably request.

     6.18 Additional Assurances. Borrower shall make, execute and deliver to Lender such promissory notes, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure Borrower's Debt to Lender.

                                    Article 7
                               Negative Covenants
                               ------------------

     As an inducement to Lender to enter into this Agreement, Borrower covenants and agrees that from the Effective Date until payment in full of the Obligation:

     7.1 Liens. Borrower shall not create, incur, assume or permit to exist any Lien upon any of the Collateral except Permitted Liens, whether now owned or hereafter acquired, or agree to do any of the foregoing.

     7.2 Merger, Etc. Borrower shall not enter into any merger or consolidation or liquidation or dissolution.

     7.3 Extensions of Credit. Borrower shall not make any loan or advance to any Person without consent of Lender, except (a) intercompany adjustments among Borrower and its Affiliates occurring in the ordinary course of business, (b) advances made to employees of Borrower for the payment by them of items for which an expense report or voucher will be filed and which items will constitute ordinary and necessary business expenses of Borrower, and (c) accounts receivable or joint interest billings incurred in the ordinary course of business.

     7.4 Borrowings. Borrower shall not create, incur, assume, or become liable in any manner for any Debt other than to Lender, except for (a) normal trade debts incurred in the ordinary course of Borrower' business (including, but not limited to, farmins and authorizations for expenditure), (b) existing Debt disclosed to Lender in writing and acknowledged by Lender prior to the Effective Date, and (c) leases of personal property which are not "capital leases" under GAAP and for which the lessor's remedy for a breach by the lessee thereunder is limited to recovery of the item leased. Provided, however, that in the event that there are future changes in GAAP that materially alter the definition of "capital leases" under GAAP, then Lender and Borrower shall agree to negotiate in good faith to revise paragraph (c) of this Section 7.4 as necessary to effect the intent hereof.

     7.5 Dividends and Distributions. Borrower shall not declare or pay any distributions; or purchase, redeem, retire or otherwise acquire for value any of its membership interests, or ownership interests, now or hereafter outstanding; or make any distribution of assets to its members or owners, whether in cash, assets, or in obligations of Borrower; or allocate or otherwise set apart any sum for the payment of any distribution on, or for the purchase, redemption, or retirement of any membership interests or ownership interests, or make any other distribution by reduction of capital or otherwise in respect of any of its membership interests, or ownership interests.

     7.6 Modification of Organizational Documents. Borrower shall not materially modify, directly or indirectly, or change, waive any provision of, amend, supplement, substitute, terminate, cancel, or replace its Articles of
Organization or its Operating Agreement, or other organizational documents, provided, however, such organizational documents may be amended if (a) Borrower gives Lender prior written notice thereof, and (b) the proposed modification or amendment does not in Lender's judgment, adversely affect the interests of Lender under the Loan Documents or constitute or result in a breach of any of the provisions contained in any of the Loan Documents, and (c) no Event of Default has occurred and is continuing.

     7.7 Change in Nature of Business. Borrower shall not conduct any business other than, or make any material change in the nature of, its business as carried on as of the Effective Date.

     7.8 Arm's Length Transactions. Borrower shall not enter into a transaction with any Affiliate, except a transaction upon terms that are not less favorable to it than would be obtained in a transaction negotiated at arm's length with an unrelated third party.

     7.9 Subsidiaries. Borrower shall not form or acquire any Subsidiaries without the prior written consent of Lender.

     7.10 Plan Obligations. Borrower shall not assume or otherwise become subject to an obligation to contribute to or maintain any ERISA plan or acquire any entity which has at any time had an obligation to contribute to or maintain any ERISA plan.

                                    Article 8
                               Financial Covenants
                               -------------------

Borrower covenants and agrees with Lender that as long as this Agreement remains in effect, Borrower shall comply with the following financial covenants:

     8.1 Definitions. For purposes of testing compliance with these financial covenants, the following terms shall have the following meanings. Where applicable, and except as otherwise provided by these defined terms, all computations made to determine compliance with these financial covenants shall be made in accordance with GAAP, applied on a consistent basis.

     "Debt-Service Requirements" means, during the period of determination, the amount of cash required for the repayment of Interest Expense and all principal due and payable on Debt of Borrower.

     "Derivative Contracts" means a financial contract, arranged through a dealer (including, without limitation, Lender), that derives its value by reference to an underlying asset, interest rate, exchange rate or index. Derivate Contracts include, without limitation, interest rate swap contracts, interest rate cap contracts, interest rate collar contracts, interest rate floor contracts, interest rate exchange contacts or other similar interest rate hedging contracts.

     "Change in Fair Value of Derivative Conversion Liability" means, as of the end of the period of determination, the change in the fair value of the derivative conversion liability of Borrower, as reflected in Borrower's quarterly financial statements provided to Lender pursuant to the terms of Sections 6.1(a) and 6.1(b).

     "EBITDA" means, during the period of determination, the amount of earnings before deduction of Interest Expense and income taxes, depreciation and amortization expense.

     "Intangibles" means, as of the end of the period of determination, the aggregate of all goodwill, purchase premiums, trademarks, patents, copyrights, organizational expenses and similar intangible assets of Borrower.

     "Interest   Bearing   Debt"  means,   as  of  the  end  of  the  period  of
determination, all interest-bearing Debt of Borrower.

     "Interest Expense" means, during the period of determination, the sum of all interest expense incurred by Borrower on any Debt of Borrower.

     "Stock Based Compensation" means, as of the end of the period of determination, the expense to Borrower for the grant of stock options and for restricted stock awards based upon the estimated fair value of the financial instruments at the date of the grant or award, pro-rated over the term of the service required under the terms of the instrument, as reflect in Borrower's quarterly financial statements provided to Lender pursuant to the terms of Sections 6.1(a) and 6.1(b).

     "Tangible Net Worth" mean, as of the end of the period of determination, Total Net Worth less Intangibles.

     "Total Assets" means, as of the end of the period of determination, the total book value of all assets of Borrower (less contra- assets).

     "Total Liabilities" means, as of the end of the period of determination, the sum of all liabilities of Borrower.

     "Total Net Worth" means, as of the end of the period of determination, Total Assets less Total Liabilities.

     8.2 Minimum Debt-Service Coverage. Borrower shall maintain Debt-Service Coverage of no less than 2.50 calculated on a rolling 12-month basis and reported quarterly to Borrower, where "Debt Service Coverage" is calculated as follows:

EBITDA + Change in Fair Value of Derivative Conversion Liability + Stock Based Compensation

                 ----------------------------------------------

         Debt-Service Requirements (during the rolling 12-month period)

     8.3 Debt to Capitalization Ratio. Borrower shall maintain a Debt to Capitalization Ratio of no more than twenty-five percent (25%), calculated on a rolling 12-month basis, where "Debt to Capitalization Ratio" is calculated as follows:

                              Interest Bearing Debt

                ----------------------------------------------

                  Interest Bearing Debt + Tangible Net Worth

     8.4 Testing - Effect of Derivative Contracts. Testing for compliance with these financial covenants shall be made without giving effect to any non-cash mark-to-market adjustments for outstanding Derivative Contracts that would otherwise be required under GAAP.

                                    Article 9
                              Default and Remedies
                              --------------------

     9.1 Events of Default. If any one or more of the following shall occur and shall not have been remedied in the period provided for in this Section 9.1, if any, an "Event of Default" shall be deemed to have occurred hereunder and with respect to all of the Obligations, unless waived in writing by Lender:

            (a) default occurs in the payment when due of any installment of principal or interest on the Note or any other Obligation;

            (b) any representation or warranty made by Borrower herein or in any of the other Loan Documents or in any certificate, document or financial or other statement furnished to Lender under or in connection with this Agreement or any other Loan Document is or proves to have been incorrect or untrue or misleading in any material respect on or as of the date made or deemed made and shall continue unremedied for a period of 15 days after the earlier of (i) the date on which Borrower becomes aware of such default or (ii) the date on which Lender gives notice thereof to Borrower;

            (c) Borrower defaults in the due performance or observance of any covenant, condition or agreement contained in this Agreement or in any of the other Loan Documents and such default continues unremedied for a period of 15 days after the earlier of (i) the date on which Borrower becomes aware of the default or (ii) the date on which Lender gives notice thereof to Borrower;

            (d) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of the assets of Borrower; (ii) be unable, or admit in writing its inability, or fail to confirm its ability (when requested to do so by Lender) to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent or file a voluntary petition in bankruptcy;
(v) file a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency law; (vi) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceedings; or (vii) take any action for the purpose of effecting any of the foregoing;

            (e) an order, judgment or decree is entered by any court of competent jurisdiction appointing a receiver, trustee or liquidator of Borrower or of all or a substantial part of its assets, and such order, judgment or decree continues unstayed in effect for any period of 30 consecutive days;

            (f) the failure of Borrower to have discharged within a period of 30 days after the commencement thereof any attachment, sequestration or similar proceeding against any of its properties or assets having a value of $50,000 or more;

            (g) any acceleration, notice of default, default, filing of suit or notice of breach by any lender, lessor, creditor or other party to any Material Agreement to which Borrower is a party, or to which the Mortgaged Properties are subject;

            (h) the occurrence of a Material Adverse Effect with respect to Borrower;

            (i) final judgment or judgments shall be entered against Borrower involving in the aggregate a liability (not paid or fully covered by insurance or not otherwise covered by indemnity agreements acceptable to Lender in its sole discretion) of $50,000 or more, and such judgment or judgments shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

            (j) invalidity of any of the Loan Documents caused by Borrower and not cured within fifteen (15) days after request by Lender.

     9.2 Remedies.

            (a) Upon the occurrence of any Event of Default described in Sections 9.1(d) or 9.1(e) hereof, the lending obligations, if any, of Lender hereunder shall immediately terminate, and the entire principal amount of all Obligations then outstanding together with interest then accrued and unpaid thereon shall become immediately due and payable, all without demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intention to accelerate maturity or notice of acceleration of maturity, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower.

            (b) Upon the occurrence and at any time during the continuance of any Event of Default specified in Section 9.1 hereof, other than an Event of Default of the type described in Section 9.2(a), Lender may, after giving written notice to Borrower and a fifteen (15) day time period within which Borrower may cure the Event of Default,

                  (i) declare the entire principal amount of the Obligation then outstanding together with interest then accrued and unpaid thereon to be immediately due and payable without demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intention to accelerate maturity or notice of acceleration of maturity, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower, and

                  (ii) terminate the lending obligations, if any, of Lender hereunder unless and until Lender shall reinstate same in writing.

     9.3 Right of Setoff. Upon the occurrence and during the continuance of any Event of Default, or if Borrower becomes insolvent, as reasonbly evidenced, Lender is hereby authorized at any time and from time to time, without prior notice to Borrower (any such notice being expressly waived by the Borrower), to setoff and apply any and all deposits (except as to (a) special deposits, where there would be excluded any funds held in trust or otherwise for the benefit of third parties and (b) any other amounts held in trust or otherwise for the benefit of overriding royalty interest owners, working interest partners, land owners or similar third parties) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Borrower against any and all of the Obligations due and payable, to the extent permitted by Colorado law now in effect. Lender agrees promptly to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this Section 9.3 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

     9.4 Delegation of Duties and Rights. Lender may perform any of its duties or exercise any of its Rights under the Loan Documents by or through its officers, directors, employees, attorneys, agents or other representatives.

     9.5 Lender Not in Control. None of the covenants or other provisions contained in this Agreement or the other Loan Documents shall, or shall be deemed to, give Lender the Right to exercise control over the affairs or management of Borrower.

     9.6 Waivers by Lender. The acceptance by Lender at any time and from time to time of part payment on the Obligation shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other then-existing or subsequent Event of Default. No delay or omission by Lender in exercising any Right under this Agreement or any of the other Loan Documents shall impair such Right or be construed as a waiver thereof or any acquiescence therein.

     9.7 Cumulative Rights. All Rights available to Lender under this Agreement and the other Loan Documents are cumulative of, and in addition to, all other Rights available to Lender at law or in equity. The exercise or partial exercise of any such Right shall not preclude the exercise of any other Right under the Loan Documents or otherwise.

     9.8 Expenditures by Lender. All court costs, reasonable attorneys' fees, other costs of collection, and other sums spent by Lender pursuant to the exercise of any Right provided herein shall be payable to Lender on demand, shall become part of the Obligation, and shall bear interest at the Default Rate per annum on each such amount commencing on the date notice of such claims, judgments, costs, charges or attorneys' fees is given to Borrower by Lender until the date paid by Borrower.

                                   Article 10
                                  General Terms
                                  -------------

     10.1 Survival of Representations and Warranties. All representations and warranties of Borrower made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Note.

     10.2 Communications. Any notice of an Event of Default to be provided by Lender to Borrower shall be transmitted to Borrower by certified mail, return receipt requested. Unless specifically otherwise provided, whenever any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be by cable, telex, telecopy, fax, or other similar means of remote facsimile transmission) to be effective and shall be deemed to have been given on the day actually delivered or, if mailed, on the third day (or if such third day is not a Business Day, then on the next succeeding Business Day) after it is enclosed in an envelope, addressed to the party to be notified at the address stated below, properly stamped, sealed, and deposited in the appropriate official postal service. Until changed by notice pursuant hereto, the address of each party for purposes of this Agreement is as follows:


            If to Borrower:                           With a copy to:

            Synergy Resources Corporation             Hart & Trinen, L.L.P
            20203 Highway 60                          1624 Washington Street
            Platteville, CO  80651-8802               Denver, Colorado 80203
            Attn: Ed Holloway                         Attn: Bill Hart, Esq.
            Phone: (970) 737-1073                     Phone: (303) 839-0061
            Fax: (970) 737-1045                       Fax: (303) 839-5414

            If to Lender:                             With a copy to:

            Bank of Choice                            Dufford & Brown, P.C.
            3780 W 10th Street                        1700 Broadway, Suite
            2100
            Greeley, CO  80634                        Denver, Colorado  80290
            Attn: Sarah Burchett                      Attn: Randall J.
            Feuerstein, Esq.
            Phone: (970) 352-6400                     Phone: (303) 861-8013
            Fax:  (970) 336-8464                      Fax: (303) 832-3804


     10.3 Binding on Successors. All covenants and agreements herein contained by or on behalf of Borrower shall bind their successors and assigns and shall inure to the benefit of Lender and its successors and assigns; provided, however, that Borrower may not assign its Rights or obligations hereunder without the prior written consent of Lender.

     10.4 Choice of Law and Venue.

            (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF COLORADO AND SHALL BE PERFORMABLE IN WELD COUNTY, COLORADO. The parties hereto irrevocably submit themselves to the jurisdiction of any Colorado state court or any United States court located in the State of Colorado (or any court having jurisdiction over appeals from any such court) in any proceeding between or among them arising out of or in any way relating to this Agreement or the Loan Documents whether arising in contract, tort or otherwise. Any suit, action or proceeding may be brought in the courts of the State of Colorado, County of Weld, or in the United States District Court for the District of Colorado. All parties hereto irrevocably consent to the service of process in any suit, action or proceeding in said court by the mailing thereof, by registered or certified mail, postage prepaid, to its address for notices set forth in this Agreement. Service shall be deemed effective five (5) days after such mailing. If requested to do so by any party, each party hereto agrees to waive service of process and to execute any and all documents necessary to implement such waiver in accordance with the Colorado Rules of Civil Procedure. The parties irrevocably waive any objections which they may now or hereafter have (including any based on the grounds of forum non conveniens) to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Loan Documents brought in the courts located in Larimer, Colorado. Nothing herein impairs the right to bring proceedings in the courts of any other jurisdiction or to effect service of process in any other manner permitted.

            (b) The parties recognize that courts outside of Weld County, Colorado, may also have jurisdiction over suits, actions or proceedings arising out of this Agreement and the Loan Documents. Except for proceedings brought by Lender in those jurisdictions where the Mortgaged Properties are located, in the event any party shall institute a proceeding involving this Agreement or the Loan Documents in a jurisdiction outside Weld County, Colorado (except for federal court in the District of Colorado), the party instituting such litigation shall indemnify the other party for any losses and expenses that may result from the breach of the foregoing covenant to institute such proceeding only in such courts, including, without limitation any additional expenses incurred as the result of litigating in another jurisdiction; such expenses and reasonable fees of local counsel and travel and lodging expenses of the indemnified parties, its witnesses, experts and support personnel.

     10.5 Waiver of Jury Trial. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     10.6 Usury Savings Clause. It is the intention of the parties hereto that Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to Lender under laws applicable to it (including the laws of the United States of America and the State of Colorado or any other jurisdiction whose laws may be mandatorily applicable to Lender notwithstanding the other provisions hereof), then, in that event, notwithstanding anything to the contrary in the Note, this Agreement or any other Loan Document or other agreement entered into in connection with or as security for the Note, it is agreed as follows: (i) the aggregate of all consideration which is contracted for, taken, reserved, charged or received by Lender under the Note, this Agreement or any other Loan Document or agreement entered into in connection with or as security for the Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Lender on the principal amount of the Obligation to Lender (or, to the extent that the principal amount of the Obligation shall have been or would thereby be paid in full, refunded by Lender to the Borrower); and
(ii) if the maturity of the Note is accelerated by reason of an Event of Default under this Agreement or otherwise, or in the event of any prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Note, this Agreement or otherwise shall be canceled automatically by Lender as of the date of such acceleration of prepayment and, if theretofore paid, shall be credited by Lender on the principal amount of the Obligation (or, to the extent that the principal amount of such Obligation shall have been or would thereby be paid in full, refunded by Lender to the Borrower).

     10.7 Severability. If one or more of the provisions contained herein or in the Note or any of the other Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, the Note or any of the other Loan Documents.

     10.8 Non-Waiver. No Advance hereunder shall constitute a waiver of the representations, warranties, conditions or agreements of Borrower or of any of the conditions of Lender's obligations to make further Advances. If Borrower is unable to satisfy any such representation, warranty, condition or agreement, no such Advance shall have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided.

     10.9 Counterparts. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement. This Agreement is effective upon delivery of one executed counterpart from each party to the other party. In proving this Agreement, a party must produce or account only for the executed counterpart of the party to be charged.

     10.10 Amendments and Waivers. Neither this Agreement, the Note nor any of the other Loan Documents may be amended or waived orally, but only by an instrument in writing signed by Borrower and Lender (and any other Person who is a party to the Loan Document being amended or waived).

     10.11 Terms and Headings. Terms used herein but not defined shall have the meanings accorded them under GAAP basis accounting principles, or the Colorado Uniform Commercial Code, as appropriate. All headings used herein are for convenience and reference purposes only and shall not affect the substance of this Agreement.

     10.12 Conflicts. If there is ever a conflict between any of the terms, conditions, representations, warranties or covenants contained in this Agreement and the terms, conditions, representations, warranties or covenants in any of the other Loan Documents executed by Borrower and Lender, the provisions of this Agreement shall govern and control; provided, however, the fact that any term, condition, representation, warranty or covenant contained in such other Loan Document is not contained herein shall not be, or be deemed to be, a conflict.

     10.13 Environmental Indemnity. Borrower hereby agrees to defend, indemnify, pay and hold Lender and its officers, directors, employees and agents (each, an "Indemnitee") harmless from and against, and shall reimburse each Indemnitee for, any and all loss, claim, liability, damages, injunctive relief, penalty, judgment, suit, obligation, injury to persons, property or natural resources, cost, expense or disbursement of any kind or nature whatsoever including, without limitation, attorneys' fees and costs attributable to any action or cause of action (whether or not each Indemnitee shall be designated a party thereto), arising, directly or indirectly, in whole or in part, out of the release or presence, or alleged release or alleged presence, or any Hazardous
Substance,  at,  on,  or under,  surrounding  or in  connection  with any of the
Mortgaged Property, or any portion thereof, whether foreseeable or unforeseeable, regardless of the source of such release and regardless of when such release occurred or such presence is discovered. The foregoing indemnity includes, without limitation, all cost in law or in equity of removal, remediation of any kind and disposal of any such Hazardous Substance, all costs of determining whether the Mortgaged Properties are in compliance, and causing the Mortgaged Properties to be in compliance, with all applicable laws relating to Hazardous Substances, all costs associated with claims for damages to persons, property or natural resources, and each Indemnitee's consultants' fees (including attorneys' fees and costs) and court costs. The obligations of Borrower under this indemnity shall survive the repayment of the Note and shall be independent of the obligations of Borrower to the Indemnitees in connection with the Note. The rights of each Indemnitee under this indemnity shall be in addition to any other rights and remedies of such Indemnitee under any guarantee or any document or instrument now or hereafter executed in connection with this Agreement, the Note, the Loan Documents or at law or in equity.

     10.14 Renewal, Extension or Rearrangement. All provisions of this Agreement and any of the other Loan Documents relating to the Note or any other Obligation shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Obligation originally represented by the Note or any part of such other Obligation.

     10.15 Negotiation, Representation and Construction. This Agreement and all Loan Documents are the product of negotiation between sophisticated individuals, each of whom were either represented by counsel or had an opportunity to be so represented, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof, and the parties agree that,

            (a) each  party  has   contributed   to  the  drafting  of  this
Agreement and all Loan Documents,


            (b) this Agreement and all Loan Documents have been prepared jointly,


            (c) each party has read and understands this Agreement and all Loan Documents,


            (d) each party was represented by legal counsel (or had the opportunity to be represented by legal counsel) in connection with this Agreement and all Loan Documents, and that each of them and their counsel have reviewed this Agreement, or have had an opportunity to do so.

     Accordingly, the provisions herein contained shall not be construed against either Borrower or Lender as having been the person or persons responsible for the preparation thereof, and the parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any Loan Documents or any amendments hereto or thereto.

     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                            [Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the Effective Date.


                                     LENDER:
                                     -------

                                     BANK OF CHOICE, a Division of Bank
                                     Midwest, N.A., a national
                                     association

                                     By /s/ Sarah Burchett
                                        ----------------------------------
                                         Name:  Sarah Burchett

                                         Title: Senior Approval Officer


                                    BORROWER:
                                    ---------

                                     SYNERGY RESOURCES CORPORATION
                                     a Colorado corporation

                                     By /s/ Edward Holloway
                                        ----------------------------------
                                         Name:  Edward Holloway

                                         Title:  President


                   Signature Page to Synergy Loan Agreement

                                    EXHIBIT A

                                     FORM OF
                               REQUEST FOR ADVANCE

Bank of Choice
3780 W 10th Street
Greeley, CO  80634
Attention: Sarah Burchett



Date: ___________


To Whom It May Concern:

     Reference is made to the Loan Agreement dated as of November 30, 2011 (as may be further amended and restated, and in effect on the date hereof, the "Loan Agreement"), between Synergy Resources Corporation, a Colorado corporation, as Borrower, and Bank of Choice, as Lender. Terms defined in the Loan Agreement are used herein with the same meanings. This notice constitutes a Request for Advance and the Borrower hereby requests an advance under the Loan Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

      (A) Principal amount of advance: ________________

      (B) Date of advance (which is a Business Day): ______________

      (C) Location and number of Borrower's account to which proceeds of advance are to be disbursed:

              Synergy Resources Corporation
              ABA No.
              Account No.
              For Further Credit To:


     The Borrower hereby represents and warrants that no Event of Default has occurred and is continuing under the Loan Agreement.


                                         Very truly yours,

                                         SYNERGY RESOURCES CORPORATION


                                         By:
                                             ----------------------------------

                                    EXHIBIT B
                                    ---------

                                      NOTE

                          SYNERGY RESOURCES CORPORATION

                             SECURED PROMISSORY NOTE
                             -----------------------


                                                       Greeley, Colorado
$ 15,000,000                                           November 30, 2011

     The undersigned Borrower promises to pay to the order of BANK OF CHOICE, a Division of BANK MIDWEST, N.A., a national association, ("Lender", which term shall include all subsequent holders of this Note by assignment or otherwise), at its offices located in Greeley, Colorado, the sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), or so much thereof as may be advanced by Lender hereunder, together with interest as required under this Note. Sums shall be advanced to Borrower by Lender hereunder pursuant to the terms and conditions of that certain Loan Agreement of even date herewith, by and between Lender and Borrower (the "Loan Agreement"). The outstanding principal amount due hereunder may fluctuate up and down from time to time, but shall not exceed FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) in the aggregate principal amount outstanding at any one time. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

      THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE "SECURITY AGREEMENT") AND A DEED OF TRUST (THE "DEED OF TRUST") DATED AS OF THE DATE OF THIS NOTE AND SIGNED BY BORROWER IN FAVOR OF LENDER.

     The principal outstanding under this Note shall bear interest from day to day at the Interest Rate (as hereinafter defined). The term "Interest Rate" means a rate per annum equal to the greater of (i) three and a quarter percent (3.25%) and (ii) the Prime Rate, provided, however, that upon and/or after and during the continuance of an Event of Default, interest on the unpaid principal balance shall accrue at the Default Rate, limited by the Highest Lawful Rate, as those terms are defined in the Loan Agreement. Interest shall accrue at the applicable rate notwithstanding the occurrence of any Event of Default, acceleration of the Obligations, the entry of any judgment, or the commencement of any bankruptcy, reorganization, receivership or other proceedings. Interest hereunder shall be computed on the basis of a three hundred sixty (360) day year, calculated for the actual number of days elapsed, provided, however, that the Interest Rate charged hereunder shall never exceed the maximum rate allowed, from time to time, by applicable law.

     Monthly payments of accrued interest only at the Interest Rate shall be due and payable beginning on January 1, 2012, and continuing on the first (1st) day of each month thereafter until the Maturity Date.

     The "Maturity Date" of this Note shall be November 30, 2014.

     A payment due hereunder shall be deemed late if it is not received by the Lender on or before ten (10) days after the due date of such payment, and each late payment shall automatically incur a late charge, payable immediately, equal to five percent (5%) of such payment. This late charge provision shall not limit the operation of any other provision of this Note regarding payments that are not made when due hereunder. Further, notwithstanding any other rate of interest provided for herein, the Interest Rate applicable to any payment or payments of principal or interest, or any part thereof, not received by the Lender within ten (10) days after the due date thereof shall thereafter be the Default Rate defined in the Loan Agreement.

     Borrower shall be in default of this Note if

      (1) any payment of principal or interest, or any part thereof, is not received by the Lender on the due date of such payment, or

      (2)   upon the occurrence of any other default hereunder or

      (3) an Event of Default under the terms of the Loan Agreement or any default under any Deed of Trust, the Security Agreement or other Loan Document securing or made at any time in connection with this Note or with any loan cross-defaulted with this Note. Borrower shall be in default under this Note if Borrower is in default under, or if an Event of Default has occurred, in any obligation to Lender, which default shall be a cross-default under this Note.

     If any default remains uncured upon the expiration of any applicable grace or cure period, including as set forth in Section 9.2 of the Loan Agreement, the principal sum remaining unpaid hereunder, together with all accrued and unpaid interest thereon, and all other liabilities of the Borrower under this Note, shall become due and payable at any time thereafter at the option of the Lender, immediately upon the Lender's written notice or demand. Also in that event, the Lender shall have the remedies of a secured party under the Uniform Commercial Code. In addition to the foregoing remedies, upon the occurrence or existence of any default, Lender may exercise any other right, power or remedy granted to it by the Loan Agreement, the Security Agreement, or the Deed of Trust or otherwise permitted to it by law or equity.

     No delay or omission on the part of Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. Presentment, demand, protest, notice of dishonor, and extension of time without notice are hereby waived by Borrower. Except as otherwise expressly provided in this Note or by applicable law, any notice to Borrower regarding this Note shall be sufficiently served for all purposes if placed in the mail, postage prepaid, addressed to or left upon the premises at the address shown below or any other address shown on the Lender's records. Time is of the essence in all matters relating to this Note.

JURY TRIAL WAIVER. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the date first above written.

SYNERGY RESOURCES CORPORATION


By:
      ------------------------------------

Name:
      ------------------------------------

Title:
      ------------------------------------

                                    EXHIBIT C
                                    ---------

                       FORM OF BORROWING BASE CALCULATION



---------------------------------------------------------------------------
              Future Net         PV 9       Advance Rate       Total
                Income
---------------------------------------------------------------------------
PDP        $24,242,211     $14,581,669         65%        $   9,478,085
---------------------------------------------------------------------------
PDP<6      $ 1,696,270     $   731,758         60%        $     439,055
---------------------------------------------------------------------------
PDNP       $22,801,236     $12,377,639         50%        $   6,188,820
---------------------------------------------------------------------------
PUD        $60,775,771     $14,490,974         10%        $   1,449,097
---------------------------------------------------------------------------
Total                                                     $  17,555,057
---------------------------------------------------------------------------

Borrowing Base Agreement - Maximum concentration in Loan to Value
---------------------------------------------------------------------------
    Total       Type of      Maximum      Allowable Amount Actual Amount
   Margined      Well     Concentration  based on Margined   Collateral
  Collateral                   LTV           Collateral
---------------------------------------------------------------------------
$17,555,057      PDP           100%       $17,555,057        $  9,478,085
---------------------------------------------------------------------------
$17,555,057      PDP<6          30%       $ 5,266,517        $    439,055
---------------------------------------------------------------------------
$17,555,057      PDNP           20%       $ 3,511,011        $  3,511,011
---------------------------------------------------------------------------
$17,555,057      PUD            10%       $ 1,755,506        $  1,449,097
---------------------------------------------------------------------------
                                                             $ 14,877,248
---------------------------------------------------------------------------

WHEN RECORDED
AND/OR
FILED RETURN TO:

Randall J. Feuerstein
Dufford & Brown, P.C.
1700 Broadway, Suite 2100
Denver, Colorado 80290



                  DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
                     FINANCING STATEMENT AND FIXTURE FILING


                                      from

                          SYNERGY RESOURCES CORPORATION
                      (Organizational I.D. No. 20051109690)
                                    AS DEBTOR

                                       to

  THE PUBLIC TRUSTEE OF WELD COUNTY, COLORADO, AS TRUSTEE WITH RESPECT TO REAL
                    PROPERTY LOCATED IN WELD COUNTY, COLORADO

                                     and to

   THE PUBLIC TRUSTEE OF BOULDER COUNTY, COLORADO, AS TRUSTEE WITH RESPECT TO
                REAL PROPERTY LOCATED IN BOULDER COUNTY, COLORADO


                          and to and for the benefit of


                                 BANK OF CHOICE
                        a Division of Bank Midwest, N.A.



                          Dated as of November 30, 2011

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS. EXHIBIT A CONTAINS A LEGAL DESCRIPTION OF THE REAL ESTATE CONCERNED. DEBTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE. SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE COLLATERAL IS OR IS TO BECOME FIXTURES RELATED TO THE REAL ESTATE.

THIS INSTRUMENT COVERS FIXTURES, AS-EXTRACTED COLLATERAL AND MINERALS OR THE LIKE OR OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH AND THE ACCOUNTS RELATING THERETO, INCLUDING ACCOUNTS RESULTING FROM THE SALE THEREOF AT THE MINEHEAD THEREOF. THIS INSTRUMENT IS TO BE FILED FOR RECORD AS A FINANCING STATEMENT, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS.

THIS INSTRUMENT IS TO BE RECORDED IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDER IN EACH COUNTY WHERE THE REAL ESTATE IS LOCATED.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW SECURED PARTY OR THE RELEVANT TRUSTEE TO TAKE THE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION.

                            DEED OF TRUST, MORTGAGE,
                            ------------------------

                               SECURITY AGREEMENT,
                               -------------------

                               FINANCING STATEMENT
                               -------------------

                               AND FIXTURE FILING
                               ------------------

     This Deed of Trust, Mortgage, Security Agreement, Financing Statement and Fixture Filing (this "Instrument" or "Agreement"), dated as of November 30, 2011, is from SYNERGY RESOURCES CORPORATION, a Colorado corporation ("Debtor"), with Organizational I.D. No. 20051109690 and with an address of 20203 Highway 60, Platteville, CO 80651, to the Public Trustee of Weld County, Colorado ("Weld Trustee") and to the Public Trustee of Boulder County, Colorado ("Boulder Trustee", and together with the Weld Trustee, the "Trustees" and each a "Trustee"), and to and for the benefit of BANK OF CHOICE, a Division of Bank Midwest, a national association ("Secured Party"), with an address of 3780 W 10th Street, Greeley, CO 80634.

                                   COLLATERAL
                                   ----------

     All of the property described in paragraphs 1 through 8 below is herein collectively called the "Collateral":

1. The entire estates or the undivided interests therein as described in Exhibit A in and to all of the mineral estates, surface estates, leasehold estates and other estates described in Exhibit A and in and to the mineral interests, royalty interests, working interests, operating rights interests, record title interests, overriding royalty interests, production payment interests, net profit interests and other interests described in Exhibit A and in and to the leases, licenses, subleases, sublicenses, easements, rights-of-way, surface use agreements, farmouts, farmins, minerals agreements, unit agreements, cooperative development agreements, communitization agreements, unit operating agreements, pooling agreements, joint operating agreements and other documents and instruments  relating  to the  properties  described  in Exhibit A and any other estates, property interests and rights described in Exhibit A, covering or relating to all or any part of the land described either in Exhibit A or in the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit A (the "Land"; the term "Land" as used herein includes, without limitation, the land specifically described in Exhibit A, and all land described in or covered by the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit A or relating to the properties described in Exhibit A whether or not such land is specifically described in Exhibit A together with any and all other right, title and interest of Debtor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) (which right, title and interest of Debtor shall, for all purposes of this Instrument, be deemed to include, without limitation, any and all right, title and interest now owned or hereafter acquired by Debtor in any amendment, modification, supplement, restatement, extension, renewal or replacement of any of the oil and gas leases, working interests, overriding royalty interests, production payments, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit A or relating to the properties described in Exhibit A) in, to and under or that covers, affects or otherwise relates to the Land or the oil and gas leases, working interests, overriding royalty interests, production payments, licenses, subleases, sublicenses, easements, rights of way, agreements and other documents and instruments described in Exhibit A or to any of the estates, property, interests or rights described or referred to above or herein; including, without limitation, the following:

     (a) All of Debtor's right, title and interest of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit A or to any of the estates, property, interests or rights described or referred to above or herein, even though Debtor's interest therein may be incorrectly described in, omitted from or not described in Exhibit A;

     (b) All of Debtor's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under all presently existing and hereafter created oil, gas or mineral unitization, cooperative development, pooling, spacing or communitization agreements, declarations or orders, and in and to the lands and properties covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state, tribal, local or other authority having jurisdiction and so called "working interest units" created under operating and similar agreements or otherwise), that cover, affect or otherwise relate to the Land or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments relating to the properties described in Exhibit A or to any of the estates, property, interests or rights described or referred to above or herein;

     (c) All of Debtor's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under all presently existing and hereafter created operating agreements, equipment leases, production sales, purchase, exchange or processing agreements, transportation or gathering agreements, farmout or farmin agreements, disposal agreements, area of mutual interest agreements, joint venture agreements and other contracts or agreements that cover, affect or otherwise relate to the Land or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments relating to the properties described in Exhibit A or to any of the estates, property, interests or rights described or referred to above or herein or the operations thereon, or the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons (as hereinafter defined) produced therefrom or allocated or attributed thereto, including, without limitation, those contracts and agreements relating to the properties described in Exhibit A hereto as the same may be amended or supplemented from time to time; and

     (d) All of Debtor's right, title and interest of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under all presently existing or hereafter created easements, servitudes, rights-of-way, surface leases, surface use agreements, licenses, permits and other surface rights used, or held for use, in connection with the Land or any of the estates, property, interests or rights described or referred to above or herein, or the operations thereon, or the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons produced therefrom or allocated or attributed thereto, including, without limitation, the easements and rights-of-way relating to the properties described in Exhibit A as same may be amended or supplemented from time to time;

2. All of the oil, gas, drip gasoline, natural gasoline, natural gas liquids, condensate, distillate, casinghead gas and other solid, liquid or gaseous hydrocarbons and other associated or related substances of whatever kind or character and in whatever form or phase, including, without limitation, gases produced from coal-bearing formations and strata such as so-called "coal-bed gas" and "coal-bed methane" (collectively, "Hydrocarbons") in, on, under or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or to any of the estates, property, interests or rights described or referred to above or herein;

3. All wells (including without limitation the oil and gas wells listed on Exhibit A attached hereto), platforms, derricks, casing, tubing, tanks, tank batteries, treaters, separators, rods, pumps, pumping units, flow lines, water lines, transportation lines, gathering lines, gas lines, machinery, pipelines, power lines and other goods and equipment, and all of the personal property and fixtures, as defined under applicable state law, now or hereafter located in, on, under, affixed, allocated or attributed to or obtained or used in connection with any of the estates, property, interests or rights described or referred to above or herein or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or to any of the estates, property, interests or rights described or referred to above or herein, or that are used or purchased for the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons;

4. All of the accounts, contract rights and general intangibles now or hereafter arising in connection with the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons produced from or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to or under or that covers, affects or otherwise relates to the Land or to any of the estates, property, interests or rights described or referred to above or herein and all other accounts, contract rights and general intangibles now or hereafter arising in connection with the estates, property, interests or rights described or referred to above or herein;

5. All of the severed and extracted Hydrocarbons, including, without limitation, "as-extracted collateral" (as defined in the applicable version of the Uniform Commercial Code in effect in each jurisdiction in which any of the Land is located) produced from or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or to any of the estates, property, interests or rights described or referred to above or herein;

6. All renewals, extensions and restatements of, modifications, changes, amendments and supplements to, and substitutions for the estates, property, interests and rights described or referred to in paragraphs (1) through (5) above, and all additions and accessions thereto;

7. All of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or appertaining to the estates, property, interests and rights described or referred to in paragraphs (1) through (6) above; and

8. All of the proceeds and products of the estates, property, interests and rights described or referred to in paragraphs (1) through (7) above, including, without limitation, condemnation awards and the proceeds of any and all insurance policies (including title insurance policies as well as other types of insurance policies) covering all or any part of said estates, property, interests or rights and, to the extent they may constitute proceeds, instruments, accounts, securities, general intangibles, contract rights and inventory.

                                GRANTING CLAUSES
                                ----------------

     In consideration of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Debtor, and the matters hereinafter set forth, Debtor hereby irrevocably:

     A. Real Property in Weld County, Colorado. Grants, bargains, sells, assigns, transfers and conveys to Weld Trustee, with POWER OF SALE, for the benefit of Secured Party, and to Secured Party, with POWER OF SALE, that part of the Collateral that is real property located in Weld County, Colorado (including any fixtures that are real property under applicable state law); TO HAVE AND TO HOLD all of the Collateral that is real property located in Weld County, Colorado (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to Weld Trustee and its successors and assigns, forever, IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns and to Secured Party and its successors and assigns, subject to all of the terms, conditions, covenants, agreements and trusts herein set forth;

     B. Real Property in Boulder County, Colorado. Grants, bargains, sells, assigns, transfers and conveys to Boulder Trustee, with POWER OF SALE, for the benefit of Secured Party, and to Secured Party, with POWER OF SALE, that part of the Collateral that is real property located in Boulder County, Colorado (including any fixtures that are real property under applicable state law); TO HAVE AND TO HOLD all of the Collateral that is real property located in Boulder County, Colorado (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to Boulder Trustee and its successors and assigns, forever, IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns and to Secured Party and its successors and assigns, subject to all of the terms, conditions, covenants, agreements and trusts herein set forth; and

     C. Personal Property. Grants to Secured Party a security interest in that part of the Collateral that is personal property (including any fixtures that are personal property under applicable state law).

                                    ARTICLE 1
                                   Obligations
                                   -----------

     Section 1.1 Obligations Secured. This Instrument is executed, acknowledged and delivered by Debtor to secure and enforce the following indebtedness, liabilities and obligations (the "Obligations"):

     A. Note. All indebtedness (including principal, interest, fees and penalties), liabilities and obligations under or pursuant to a Secured Promissory Note dated November 30, 2011, in the principal amount of $15,000,000, made by Debtor and payable to the order of Secured Party (the "Note");

     B. Loan Agreement. All indebtedness, liabilities and obligations of whatever kind or character, now existing or hereafter created or arising under or pursuant to that certain Loan Agreement (the "Loan Agreement"), dated as of November 30, 2011, between Secured Party and Debtor;

     C. Security Agreement. All indebtedness, liabilities and obligations of whatever kind or character, now existing or hereafter created or arising under or pursuant to that certain Security Agreement and Assignment of Contract Rights (the "Security Agreement"), dated as of November 30, 2011, between the Debtor and Secured Party.

     D. This Instrument. All indebtedness, liabilities and obligations of Debtor to Secured Party of whatever kind or character, now existing or hereafter created or arising under or pursuant to this Instrument, including, without limitation, those arising under or pursuant to the representations, warranties, covenants and indemnities contained herein and any and all amounts advanced to protect the liens and security interests herein granted and all reasonable attorneys' fees, court costs, and expenses of whatever kind or character now existing or hereafter created or arising, incident thereto or to the collection of the indebtedness, liabilities and obligations hereby secured and enforcement of the liens and security interests herein granted and created;

     E. Other Obligations. All other indebtedness, liabilities and obligations of Debtor to Secured Party of whatever kind or character now existing or hereafter created or arising, whether fixed, absolute or contingent, direct or indirect, primary or secondary, joint, several or joint and several, due or to become due, and however evidenced whether by note, open account, overdraft, endorsement, surety agreement, guarantee or otherwise, it being contemplated that Debtor may hereafter become indebted to Secured Party in such further sum or sums; and

     F. Renewals, Extensions and Amendments. All indebtedness, liabilities and obligations of whatever kind or character, now existing or hereafter created or arising under or pursuant to all renewals, extensions and restatements of, modifications, changes, amendments and supplements to and substitutions for, all or any part of the foregoing.

     Section 1.2 Maximum Indebtedness Secured. Debtor, Secured Party and the relevant Trustee agree and acknowledge that Secured Party may elect to make additional advances under the terms of the Note, the Loan Agreement or otherwise, and that any such future advances shall be subject to, and secured by, this Instrument. Should the Obligations decrease or increase pursuant to the terms of the Note, the Loan Agreement or otherwise, at any time or from time to time, this Instrument shall retain its priority position of record until the termination of the Loan Agreement and until full, final and complete payment of all the Obligations. The aggregate unpaid principal amount, exclusive of interest, of the Obligations outstanding at any particular time (after having given effect to all advances and all repayments made prior to such time) which is secured by the Collateral shall not aggregate in excess of Fifteen Million Dollars Thousand ($15,000,000). Such amount does not in any way imply that the Secured Party is obligated to make any future advances to Debtor at any time unless specifically so provided in the Loan Agreement or any other loan document.

                                    ARTICLE 2
                    Warranties, Representations and Covenants
                    -----------------------------------------

     Section 2.1 Representations and Warranties. Debtor warrants and represents as follows:

     A. Power and Authority. Debtor has the power and authority to mortgage, pledge and hypothecate the Collateral as provided herein.

     B. Title. Unless otherwise indicated in Exhibit A, to the best of Debtor's knowledge the oil and gas leases and licenses described in Exhibit A cover all of the oil, gas and other Hydrocarbons in and under the Land. Debtor has good and defensible title to the Collateral; and Debtor has good and defensible title to the undivided interests in the leases, licenses, sublicenses, sublicensing, easements, rights-of-way, agreements and other documents and instruments relating to the properties as described in Exhibit A free and clear of all royalties and other burdens, charges, liens, security interests, encumbrances, agreements, contracts, assignments, and other matters, except (1) landowner's royalties, the overriding royalties of other parties and the agreements, contracts and other interests of other parties, if any, specifically excepted in Exhibit A, (2) the liens and security interests evidenced by this Instrument,
(3) statutory liens for taxes which are not yet delinquent, (4) liens under operating agreements, pooling orders and unitization agreements, and mechanics' and materialmen's liens, with respect to obligations which are not yet due, and
(5) other interests in favor of Secured Party. To the best of Debtor's knowledge the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in or relating to properties described in Exhibit A are valid and subsisting and are in full force and effect. Debtor warrants and will forever defend the title to the Collateral, subject to the aforesaid, against the claims of all persons claiming or to claim the same or any part thereof by, through or under the Debtor but not otherwise.

     C. Working and Net Revenue Interests.

          1. With respect to each of the oil and gas leases and wells described in Exhibit A, Debtor's share of development and operating costs with respect to the portion of the Land covered thereby as described in Exhibit A, without regard to pooling and unitization, is not greater than the "Working Interest" or "WI" specified in Exhibit A; and Debtor's share of the gross production of all oil, gas and other Hydrocarbons produced, saved and marketed from said Land, without regard to pooling and unitization, is no less than the "Net Revenue Interest" or "NRI" specified in Exhibit A.

          2. With respect to each of the overriding royalty interests described in Exhibit A, Debtor's share of the gross production of oil, gas and other Hydrocarbons produced, saved and marketed from the portion of the Land subject thereto as described in Exhibit A, is no less than the percentage specified in Exhibit A.

          3. With respect to each of the mineral interests described in Exhibit A, Debtor's share of the oil, gas and other Hydrocarbons in and under and that may be produced, saved and marketed from the portion of the Land subject thereto as described in Exhibit A is no less than the stated percentage specified in Exhibit A.

          4. With respect to each of the royalty interests described in Exhibit A, Debtor's share of the gross production of oil, gas and other
     Hydrocarbons produced, saved and marketed from the portion of the Land subject thereto as described in Exhibit A is no less than the percentage specified in Exhibit A.

          5. With respect to each of the units and pools described in Exhibit A, Debtor's share of development and operating costs with respect to the portion of the Land covered thereby as described in Exhibit A or in the agreements creating such units and pools recorded as described in Exhibit A and the wells on said Land, is no greater than the "Working Interest" or "WI" specified in Exhibit A; and Debtor's share of the gross production of oil, gas and other Hydrocarbons produced, saved and marketed from said Land and said wells is no less than the "Net Revenue Interest" or "NRI" specified in Exhibit A.

     All such shares of development and operating costs and of gross production are not and will not be subject to change (other than changes that arise pursuant to nonconsent provisions of operating agreements described in Exhibit A in connection with operations hereafter proposed) except, and only to the extent, that such changes are reflected in Exhibit A.

     D. Operations of Oil and Gas Properties. The Collateral (and all properties spaced, communitized, unitized or otherwise aggregated therewith) will be maintained, operated and developed in a good and workmanlike manner and in conformity in all material respects with all applicable laws, rules, regulations and orders of all federal, state, tribal and local governmental bodies, authorities and agencies and in conformity in all material respects with the provisions of all leases, subleases or other contracts and agreements comprising a part of the Collateral. To the best of Debtor's knowledge none of the Collateral is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of an overproduction (whether or not the same was permissible at the time) prior to the date hereof.

     E. Sale of Production.

          1. All proceeds from the sale of Debtor's interests in Hydrocarbons from the Collateral when made shall be paid in full to Debtor by the purchaser or remitter thereof on a timely basis and at prices and terms comparable to market prices and terms generally available at the time such prices and terms were negotiated for oil and gas production from producing areas situated near the Collateral, and no more than $700,000 of such proceeds are currently being held in suspense by such purchaser or any other party.

          2. Neither Debtor, nor to the best of Debtor's knowledge its predecessors in title, have entered into or are subject to any agreement or arrangement (including "take or pay" or similar arrangements) nor to the best of Debtor's knowledge is the Collateral subject to any such agreement or arrangement, to deliver Hydrocarbons produced or to be produced from the Collateral at some future time without then or thereafter receiving full payment therefor.

     F. Condition of Personal Property. The inventory, equipment, fixtures and other tangible personal property and fixtures forming a part of the Collateral are in good repair and condition. All of such Collateral is located on the Land.

     G. Contracts and Agreements. Except for contracts and agreements that do not have a material effect on the use, ownership, value or operation of the Collateral, Debtor acknowledges that its interest in all operating agreements, equipment leases, production sales, purchase, exchange or processing agreements, transportation or gathering agreements, farmout or farmin agreements, disposal agreements, area of mutual interest agreements and other contracts and agreements that cover, affect or otherwise relate to the Land or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements, surface agreements, and other documents and instruments relating to the properties described in Exhibit A that relate to operations thereon, or the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of hydrocarbons produced therefrom or allocated or attributed thereto is under this Instrument part of the Collateral and represents and warrants that such agreements, documents and instruments remain in full force and effect and are to the best of Debtor's knowledge without any existing defaults.

     H. Consents and Preferential Rights to Purchase. To the best of Debtor's knowledge there are no preferential rights to purchase all or any portion of the Collateral and there are no rights of third parties to consent to the transfer of all or any portion of the Collateral.

     I. Taxes. To the best of Debtor's knowledge all ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of property or the production of Hydrocarbons or the receipt of proceeds therefrom relating to the Collateral that have become due and payable have been properly and timely paid.

     J. Environmental Matters.

          1. To the best of Debtor's knowledge the Collateral is being operated in compliance with all applicable Environmental Laws (as hereinafter defined); and no conditions exist on or with respect to the Collateral or, on any property adjoining the Collateral that would subject Debtor, Secured Party or the owner of any adjoining property to any damages (including actual, consequential, exemplary and punitive damages), penalties, injunctive relief or cleanup costs under any Environmental Laws (as hereinafter defined), or that require or are likely to require cleanup, removal, remedial action or other response by Debtor, Secured Party or the owner of any adjoining property pursuant to any Environmental Laws. Debtor is not a party to any litigation or administrative proceeding, nor, to the best of Debtor's knowledge, is any litigation, administrative proceeding or investigation threatened against Debtor or the Collateral, that asserts or alleges that Debtor or its predecessors in title to the Collateral violated or are violating Environmental Laws or that Debtor or such predecessors are required to clean up, remove or take remedial or other responsive action due to the use, storage, treatment, disposal, discharge, leaking or release of any Hazardous Substances or Solid Waste (as such terms are hereinafter defined). Neither Debtor nor to the best of Debtor's knowledge such predecessors or any part of the Collateral is subject to any judgment, decree, order or citation related to or arising out of Environmental Laws and Debtor has not been named or listed as a potentially responsible party by any governmental or other entity in a matter arising under or relating to any Environmental Laws. This representation shall continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Collateral or to Debtor.

          2. To the best of Debtor's knowledge no Hazardous Substances or Solid Waste have been disposed of or otherwise released on, to or from the Collateral, except in full compliance with all Environmental Laws. The use which Debtor makes and intends to make of the Collateral will not result in the use or storage of any Hazardous Substances or Solid Waste on, in or in connection with the Collateral, or disposal from the Collateral, except in full compliance with all Environmental Laws, or result in any requirement that Debtor apply for or obtain a permit under RCRA (as hereinafter defined) or other Environmental Law for the treatment, storage or disposal of Hazardous Substances or Solid Waste. To the best of Debtor's knowledge there are no regulated underground storage tanks located on or in the Collateral.

          3. As used herein, the term "Environmental Laws" shall mean any and all present and future laws (whether common or statutory), compacts, treaties, conventions or rules, regulations, codes, plans, requirements, criteria, standards, orders, decrees, judgments, injunctions, notices or demand letters issued, promulgated or entered thereunder by any federal, tribal, state or local governmental entity relating to public or employee health and safety, pollution or protection of the environment, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986 ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984, ("RCRA"), the Federal Safe Drinking Water Act, the Federal Water Pollution Control Act, the Oil Pollution Act of 1990, the Emergency Planning and Community Right-to-Know Act of 1986, the Clean Air Act and any and all other federal, state, tribal and local laws, rules, regulations and orders relating to reclamation of land, wetlands and waterways or relating to use, storage, emissions, discharge, cleanup, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances or Solid Waste on or into the workplace or the environment (including ambient air, oceans, waterways, wetlands, surface water, ground water (tributary and nontributary), land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of pollutants, contaminants, chemicals or industrial, toxic, hazardous or similar substances, as all of the foregoing may be amended, supplemented and reauthorized from time to time.

          4. As used herein, the term "Hazardous Substances" shall mean any and all (a) "hazardous substances," as defined by CERCLA; (b) "hazardous wastes," as defined by RCRA; (c) any pollutant, contaminate or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any Environmental Law; (d) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. ss. 2011 et seq., as amended; and (e) asbestos in any form or condition. As used herein, the term "release" shall have the meaning specified in CERCLA, and the terms "Solid Waste," "disposal" or "disposed" shall have the meaning specified in RCRA. In the event CERCLA, RCRA or any other applicable Environmental Law is amended so as to broaden the meaning of any terms defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and to the extent that the laws of any state in which the Collateral are located establish a meaning for "hazardous substance," "release," "solid waste," "hazardous wastes," or "disposal" that is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

     Section 2.2 Covenants. Debtor covenants and agrees as follows:

     A. Obligations. Debtor shall pay when due and perform the Obligations in accordance with the terms thereof and hereof.

     B. Recording and Filing. Debtor shall (1) promptly and at Debtor's own expense, file in such offices, at such times and as often as may be necessary, this Instrument and every other instrument in addition or supplemental hereto, including applicable financing statements, as may be necessary to create, perfect, maintain and preserve the first priority of the liens and security interests intended to be created hereby and the rights and remedies of Secured Party and Trustees hereunder; (2) promptly furnish to Secured Party evidence satisfactory to Secured Party of all such filings; and (3) otherwise do all things necessary or expedient to be done effectively to create, perfect, maintain and preserve the priority of the liens and security interests intended to be created hereby as a first lien on real property and fixtures and a first priority security interest in personal property and fixtures.

     C. Modifications and Dispositions. Without the prior written consent of Secured Party, Debtor shall not (1) materially amend, modify or otherwise revise any lease, license or other agreement described in Exhibit A; (2) release, surrender, abandon or forfeit the Collateral or any part thereof; (3) sell, convey, assign, lease, sublease, alienate, mortgage or grant security interests in or otherwise dispose of or encumber the Collateral or any part thereof, except to the extent explicitly permitted by the Loan Agreement (subject to the provisions of Section 2.7 and 2.9 of the Loan Agreement) and except sales of severed Hydrocarbons in the ordinary course of Debtor's business and for fair consideration, and except for the liens and security interests created by this Instrument and liens for taxes, assessments and governmental charges not delinquent; or (4) consent to, permit or authorize any such act by another party with respect to the Land, the Collateral or any part thereof.

     D. Maintenance of Collateral. Debtor shall, at Debtor's own expense, (1) keep in full force and effect all of the leases, licenses and other agreements described in Exhibit A or relating to the properties described in Exhibit A and all rights-of-way, easements and privileges necessary or appropriate for the proper operation of such leases, licenses and agreements, by the proper payment of all rentals, royalties and other sums due thereunder and the proper performance of all obligations and other acts required thereunder; (2) cause the Collateral to be properly maintained, developed and continuously operated for the production of Hydrocarbons and protected against drainage and damage in a good and workmanlike manner as a prudent operator would in accordance with good oil field practice and applicable federal, state, tribal and local laws, rules, regulations and orders; (3) pay or cause to be paid when due all expenses incurred in connection with such maintenance, development, operation and protection of the Collateral; (4) keep all goods, including equipment, inventory and fixtures included in the Collateral in good and effective repair, working order and operating condition and make all repairs, renewals, replacements, substitutions, additions and improvements thereto and thereof as are necessary and proper; (5) permit Secured Party, and its respective agents, employees, contractors, designees and consultants, to enter upon the Collateral for the purpose of investigating and inspecting the condition and operation of the Collateral, and do all things necessary or proper to enable Secured Party to exercise this right whenever Secured Party so desires; and (6) do all other things necessary to keep unimpaired Secured Party's and Trustees' interests in the Collateral.

     E. Notification of Breach. Debtor shall promptly, and in no event later than 3 days after becoming aware, notify Secured Party (1) if any representation or warranty of Debtor contained in this Agreement is discovered to be or becomes untrue, or (2) Debtor fails to perform or comply with any covenant or agreement contained in this Agreement or it is reasonably anticipated that Debtor will be unable to perform or comply with any covenant or agreement contained in this Agreement. Debtor shall cause all the representations and warranties of Debtor contained in this Agreement to be true and correct in all material respects from time to time and all times.

     F. Defense of Title. If the title or interest of Debtor, any Trustee or Secured Party to the Collateral or any part thereof, or the lien or encumbrance created by this Instrument, or the rights or powers of Secured Party or any Trustee hereunder, shall be attacked, either directly or indirectly, or if any legal proceedings are commenced against Debtor or the Collateral, Debtor shall promptly give written notice thereof to Secured Party and at Debtor's own expense shall take all reasonable steps diligently to defend against any such attack or proceedings, employing attorneys acceptable to Secured Party. Secured Party and any Trustee may take such independent action in connection therewith as they may in their discretion deem advisable, and all costs and expenses, including, without limitation, attorneys' fees and legal expenses, incurred by or on behalf of Secured Party and by any Trustee in connection therewith shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument.

     G. Environmental Matters. Debtor shall comply with all Environmental Laws and shall maintain and obtain all permits, licenses and approvals required under Environmental Laws. Debtor shall not cause or permit the Collateral or Debtor to be in violation of, or do anything or permit anything to be done that will subject the Collateral, Debtor or Secured Party to any remedial obligations under any applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Collateral or otherwise. Debtor shall not cause or permit the use or storage of Hazardous Substances or Solid Waste on, in or in connection with the Collateral or disposal of Hazardous Substances or Solid Waste from the Collateral, except in full compliance with all Environmental Laws.

     H. Further Assurances. Debtor shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, to Secured Party such other and further instruments and do such other acts as in the reasonable opinion of Secured Party may be necessary or desirable to effect the intent of this Instrument, promptly upon request of Secured Party and at Debtor's expense.

     Section 2.3 Costs, Expenses and Indemnities. Debtor agrees to pay and indemnify Secured Party and all Trustees as follows:

     A. Costs and Expenses. Debtor shall indemnify Secured Party and all Trustees from and reimburse and pay Secured Party for all fees, costs and expenses (including, without limitation, attorneys' fees, court costs and legal expenses and consultant's and expert's fees and expenses), incurred or expended by Secured Party or any Trustee in connection with (1) the breach by Debtor of any representation or warranty contained in this Instrument, the Loan Agreement, the Note or any other documents and instruments evidencing, securing or otherwise relating to the Obligations, (2) the failure by Debtor to perform any agreement, covenant, condition, indemnity or obligation contained in this Instrument, the Loan Agreement, the Note or any other documents and instruments evidencing, securing or otherwise relating to the Obligations, (3) Secured Party's or any Trustee's exercise of any of its rights and remedies under this Instrument, the Loan Agreement, the Note and the other documents and instruments evidencing, securing or otherwise relating to the Obligations, or (4) the protection of the Collateral and the liens thereon and security interests therein. All such fees, costs and expenses shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument. The liabilities of Debtor as set forth in this
Section 2.3-A shall survive the termination of this Instrument.

     B. Indemnity. Debtor shall indemnify and hold harmless Secured Party and persons or entities owned or controlled by or affiliated with Secured Party and their respective directors, officers, shareholders, partners, employees, consultants and agents (herein individually, an "Indemnified Party," and collectively, "Indemnified Parties") from and against, and reimburse and pay Indemnified Parties with respect to, any and all claims, demands, liabilities, losses, damages (including, without limitation, actual, consequential, exemplary and punitive damages), causes of action, judgments, penalties, fees, costs and expenses (including, without limitation, attorneys' fees, court costs and legal expenses and consultant's and expert's fees and expenses), of any and every kind or character, known or unknown, fixed or contingent, that may be imposed upon, asserted against or incurred or paid by or on behalf of any Indemnified Party on account of, in connection with, or arising out of (1) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Collateral through any cause whatsoever, (2) any act performed or omitted to be performed hereunder or the breach of or failure to perform any warranty, representation, indemnity, covenant, agreement or condition contained in this Instrument, the Loan Agreement, the Note, the Security Agreement or any other documents and instruments evidencing, securing or relating to the Obligations, (3) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Collateral or with this Instrument, the Loan Agreement, the Note, the Security Agreement or any other documents and instruments evidencing, securing or relating to the Obligations, and (4) the violation of or failure to comply with any statute, law, rule, regulation or order, including, without limitation, Environmental Laws and statutes, laws, rules, regulations and orders relating to Hazardous Substances or Solid Waste. Without limiting the generality of the foregoing, it is the intention of Debtor and Debtor agrees that the foregoing indemnities shall apply to each Indemnified Party with respect to claims, demands, liabilities, losses, damages (including, without limitation, actual, consequential, exemplary and punitive damages), causes of action, judgments, penalties, fees, costs and expenses (including, without limitation, attorneys' fees, court costs and legal expenses and consultant's and expert's fees and expenses) of any and every kind or character, known or unknown, fixed or contingent, that in whole or in part are caused by or arise out of the negligence of such Indemnified Party; however, such indemnities shall not apply to any Indemnified Party to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such Indemnified Party. The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Instrument, but shall survive the foreclosure of the liens and security interests created by this Instrument or conveyance in lieu of foreclosure and the repayment and performance of the Obligations and the discharge and release of the liens and security interest created by this Instrument and the other instruments and documents evidencing, securing or relating to the Obligations. Any amount to be paid hereunder by Debtor to Secured Party or for which Debtor has indemnified an Indemnified Party shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid (unless paid within 30 days of demand), and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument. The rights, powers and remedies herein conferred are cumulative, and not exclusive, of any and all other rights, powers and remedies existing at law or in equity (including, without limitation, rights, powers and remedies under Environmental Laws) or provided for in any other documents or instruments evidencing, securing or relating to the Obligations and nothing in this paragraph or elsewhere in this Instrument or in any other documents or instruments evidencing, securing or relating to the Obligations shall limit or impair any rights, powers or remedies of Secured Party under any Environmental Laws, including, without limitation, any rights of contribution or indemnification available thereunder. The liabilities of Debtor as set forth in this Section 2.3-B shall survive the termination of this Instrument.

     Section 2.4 Performance by Secured Party. Debtor agrees that, if Debtor fails to perform any act which Debtor is required to perform hereunder, Secured Party and any Trustee may, but shall not be obligated to, perform or cause to be performed such act, and any expense so incurred by Secured Party or by any Trustee in connection therewith shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument, and Secured Party shall be subrogated to all of the rights of the party receiving such payment. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. Such appointment is coupled with an interest and shall be irrevocable from the date hereof and so long as any part of the Obligations is outstanding.

                                    ARTICLE 3

                      As-Extracted Collateral and Proceeds
                      ------------------------------------

     Section 3.1 Collateral Assignment of Production and Proceeds. Without limiting the generality of any other provisions of this Agreement or any other Loan Documents, all Collateral that is severed and extracted Hydrocarbons, including, without limitation, "as-extracted collateral" (as defined in the applicable version of the Uniform Commercial Code in effect in each jurisdiction in which any of the Land is located) produced from or allocated or attributed to any Collateral (whether now owned or hereafter acquired by operation of law or otherwise) and all proceeds and products therefrom shall be treated according to the appropriate provisions of the Uniform Commercial Code in effect in each jurisdiction in which any of the Land is located.

                                    ARTICLE 4

                             Termination and Release
                             -----------------------

     Section 4.1 Release Upon Termination. If all of the Obligations shall be paid in full and otherwise satisfied pursuant to the terms and conditions of this Instrument and the other documents and instruments evidencing, securing or relating to the Obligations, and if Secured Party has no further obligation to advance any amounts to Debtor, then all of the Collateral shall revert to Debtor, the liens and security interests created by this Instrument shall terminate and Secured Party or any Trustee, or all of them, as required by applicable law, shall, promptly after the request of Debtor or as otherwise required by applicable law, execute, acknowledge and deliver to Debtor a release or reconveyance of this Instrument and such other instruments as may be necessary to evidence the termination of the liens and security interests created by this Instrument.

     Section 4.2 Partial Release. No partial release or reconveyance from the liens and security interests created by this Instrument of any part of the Collateral by any Trustee or Secured Party shall in any way alter, vary or diminish the force or effect of this Instrument or impair, release or subordinate the liens and security interests created by this Instrument on the remainder of the Collateral. Except as specifically provided in any such partial release or reconveyance (i) this Instrument and liens and security interests created hereby shall remain in full force and effect, (ii) such partial release or reconveyance will not modify or affect the terms, conditions or provisions of this Instrument, and (iii) nothing contained in any such partial release or reconveyance shall be deemed to be, or construed as, a waiver of any such terms, conditions or provisions or as a waiver of any other term, condition or provision.

     Section 4.3 Execution. Except as may be required by applicable law, Secured Party shall have full power and authority to execute, acknowledge and deliver any release or reconveyance of this Instrument without the joinder therein or execution thereof by any Trustee, and any such release or reconveyance shall be binding upon Secured Party and such Trustee. All releases and reconveyances executed in connection with this Instrument shall be without warranty of any kind, express, implied or statutory.

     Section 4.4 Costs, Expenses and Effect. Debtor shall pay all legal fees and other fees, costs and expenses incurred by Secured Party and any Trustee for preparing and reviewing instruments of termination and release or reconveyance and the execution and delivery thereof and Secured Party may require payment of the same prior to delivery of such instruments. The release and reconveyance of this Instrument and the termination of the liens and security interests created by this Instrument, in whole or in part, shall not terminate or otherwise affect Secured Party's right or ability to exercise any right, power or remedy relating to any claim for breach of warranty or representation, for failure to perform any covenant or other agreement, under any indemnity or for fraud, deceit or other misrepresentation or omission.

     Section 4.5 Partial Releases. If any of the Collateral shall be sold, transferred or otherwise disposed of by Debtor in a transaction permitted by the Secured Party, then the Secured Party, at the request and sole expense of Debtor and subject to the Secured Party's rights pursuant to Sections 2.7 and 2.9 of the Loan Agreement, shall promptly execute and deliver to Debtor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

                                    ARTICLE 5
                                     Default
                                     -------

     Section 5.1 Events of Default. The occurrence of any of events defined as an Event of Default in the Loan Agreement shall constitute events of default hereunder (each an "Event of Default") and upon the occurrence thereof subject to applicable cure periods (including those set forth in Section 9.2 of the Loan Agreement), the liens and security interests created hereby shall be subject to foreclosure in any manner provided for herein or provided for by applicable law.

     Section 5.2 Treatment of Fixtures. If an Event of Default shall have occurred and be continuing, if deemed appropriate by Secured Party or if required by applicable law, subject to applicable cure periods (including those set forth in Section 9.2 of the Loan Agreement), Secured Party may elect to treat the fixtures included in the Collateral either as real property or as personal property, or both, and proceed to exercise such rights as apply to the type of property selected.

     Section 5.3 Acceleration and Foreclosure. If an Event of Default shall have occurred and be continuing, in addition to any other rights, powers and remedies herein conferred or conferred by operation of law, (a) Secured Party and each Trustee shall have all of the rights, powers and remedies of a secured party, a beneficiary under a deed of trust, and a trustee under a deed of trust granted under applicable law, subject to applicable cure periods (including those set forth in Section 9.2 of the Loan Agreement), (b) Secured Party may, subject to applicable cure periods (including those set forth in Section 9.2 of the Loan Agreement), declare all indebtedness secured hereby due and payable, and (c) whether or not Secured Party exercises such option, it may, at its option and in its sole discretion, without any additional prior notice to or demand upon Debtor, proceed by one or more actions in equity or at law for the seizure and sale of the Collateral or any portion thereof, for the foreclosure or sale of the Collateral or any portion thereof by judicial foreclosure by appropriate proceedings in any court of competent jurisdiction, by the power of sale granted herein, by a trustee's sale, or in any other manner then permitted by law, for the specific performance of any covenant or agreement of Debtor herein contained or in aid of the execution of any right, power or remedy herein granted, or for the enforcement of any other appropriate equitable or legal remedy and to recover judgment against Debtor. In furtherance, and not in limitation, thereof:

     A. Deed of Trust. This Instrument shall constitute a trust deed under applicable law, as amended and as may be amended from time to time, or any future law containing provisions under which the sale of property securing debts is authorized or permitted; and, if an Event of Default shall have occurred and be continuing (subject to applicable cure periods, including those set forth in Section 9.2 of the Loan Agreement), each Trustee shall, whenever requested by Secured Party, cause the Collateral to be sold in accordance with the provisions thereof and hereof. In addition, if an Event of Default shall have occurred and be continuing, (subject to applicable cure periods, including those set forth in Section 9.2 of the Loan Agreement) this Instrument may be foreclosed as to any of the Collateral by judicial action or in any manner then permitted by applicable law.

     B. Election. In the event a sale of the Collateral under the power of sale shall be commenced by any Trustee, Secured Party may at any time before the sale of the Collateral, elect to abandon the sale, and Secured Party may then institute a suit for the collection of the Obligations and for the foreclosure of this Instrument by judicial action. It is agreed that if Secured Party should institute a suit for the foreclosure of this Instrument by judicial action, Secured Party may at any time before the entry of a final judgment, dismiss such suit, and then sell, cause to be sold or direct such Trustee to sell, the Collateral under the power of sale herein granted in accordance with the provisions of this Instrument.

     C. Additional Actions. This Instrument shall also constitute and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement and security agreement, and from time to time as any one or more thereof as appropriate under applicable law. Secured Party shall be entitled to all of the rights, remedies and benefits of a secured party and a beneficiary granted under applicable law; and, to the fullest extent of such law, shall be entitled to enforce such rights, remedies and benefits. Debtor intends and hereby grants to Secured Party all rights, powers and remedies accorded a secured party and a beneficiary under applicable law whether or not such rights, powers and remedies are expressly granted or reserved herein.

     D. Notice,  Place and Manner of Sale. Any sale of the Collateral under this
Article 5 shall take place at such place or places and otherwise in such manner and upon such notice as may be required by law; or, in the absence of any such requirement, as Secured Party may deem appropriate. Debtor expressly agrees that, except as may be required by applicable law, Secured Party or any Trustee may offer the Collateral as a whole or in such parcels or lots as Secured Party or such Trustee elects, regardless of the manner in which the Collateral may be described.

     E.  Postponement  of Sale. Any sale of the Collateral  conducted under this
Article 5 may be postponed from time to time as provided by applicable law; or, in the absence of any such provisions, Secured Party may postpone the sale of the Collateral or any part thereof by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. Sale of a part of the Collateral will not exhaust the power of sale, and sales may be made from time to time until all Collateral is sold or the Obligations are paid in full.

     F. Secured Party's Right to Purchase. Secured Party shall have the right to bid or to become the purchaser at any sale made pursuant to the provisions of this Article 5, and shall have the right to credit upon the amount of the bid made therefor the amount payable to it out of the net proceeds of such sale.

     G. Conveyance to Purchaser. Any deed, bill of sale or other conveyance executed by or on behalf of any Trustee, Secured Party, the sheriff or other official or party responsible for conducting the sale shall be prima facie evidence of the compliance with all statutory requirements for the sale and execution of such deed, bill of sale or other conveyance and will conclusively establish the truth and accuracy of the recitals and other matters stated therein, including, without limitation, nonpayment or nonperformance of the Obligations, violation of the terms and covenants contained herein, and the advertisement and conduct of such sale in the manner provided herein or as provided by applicable law. Debtor, to the extent not prohibited by applicable law, does hereby ratify and confirm all legal acts that any Trustee and Secured Party may do in carrying out the provisions of this Instrument. Any sale of the

Collateral or any portion thereof pursuant to the provisions of this Article 5 will operate to divest all right, title, interest, claim and demand of Debtor in and to the property sold and will be a perpetual bar against Debtor and shall, subject to applicable law, vest title in the purchaser free and clear of all liens, security interests and encumbrances, including, without limitation, liens, security interests and encumbrances junior or subordinate to the liens, security interests and encumbrances created by this Instrument. Upon any sale of the Collateral or any portion thereof pursuant to the provisions of this Article 5, the receipt by Secured Party, any Trustee, the sheriff or other official or party responsible for conducting the sale, shall be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof shall not, after paying such purchase money and receiving such receipt of Secured Party, any Trustee, the sheriff or such other official or party, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication or nonapplication thereof. Any purchaser at a sale will, subject to mandatory redemption periods, if any, receive immediate possession of the Collateral purchased, and Debtor agrees that if Debtor retains possession of the Collateral or any part thereof subsequent to such sale, Debtor will be considered a tenant at sufferance of the purchaser, and will, if Debtor remains in possession after demand to remove, be guilty of forcible detainer, and will be subject to eviction and removal, forcible or otherwise, with or without process of law and all damages to Debtor by reason thereof are hereby expressly waived by Debtor.

     Section 5.4 Personal Property. If an Event of Default shall have occurred and be continuing, in addition to all other rights, powers and remedies herein conferred or conferred by operation of law, Secured Party shall (subject to applicable cure periods, including those set forth in Section 9.2 of the Loan Agreement) have all of the rights and remedies of an assignee and secured party granted by applicable law, including, without limitation, the applicable Uniform Commercial Code as then in effect, and shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to take possession of the personal property included in the Collateral and any proceeds thereof wherever located, and for that purpose Secured Party may enter upon any premises on which any or all of such personal property is located and take possession of and operate such personal property or remove the same therefrom. Secured Party may require Debtor to assemble such personal property and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties. The following presumptions shall exist and shall be deemed conclusive with regard to the exercise by Secured Party of any of its remedies with respect to personal property.

     A. If notice in addition to any notice provided for in the Loan Documents is required by applicable law, Debtor agrees that five days' prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be deemed reasonable notice to Debtor. No such notice is necessary if such property is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market.

     B. If Secured Party in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of such property, Secured Party may sell such property privately or in any other manner deemed advisable by Secured Party at such price or prices as Secured Party determines in its sole discretion. Debtor recognizes that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by Secured Party may result in a lower sales price than if the sale were otherwise held.

     Section 5.5 Possession. If an Event of Default shall have occurred and be continuing, in addition to all other rights, powers and remedies herein conferred or conferred by operation of law, Secured Party shall, to the extent not prohibited by applicable law and subject to applicable cure periods ( including those set forth in Section 9.2 of the Loan Agreement), have the right and power, but not the obligation, to enter upon and take immediate possession of the Collateral or any portion thereof, to exclude Debtor therefrom, to hold, use, operate, manage, enjoy and control such Collateral, to make all such repairs, replacements, alterations, additions and improvements to the same as Secured Party may deem proper or expedient, to sell all of the severed and extracted Hydrocarbons included in the same subject to the provisions of Article 3 hereof, to demand, collect and retain all other earnings, rents, issues, profits, proceeds and other sums due or to become due with respect to such Collateral accounting for and applying to the payment of the Obligations only the net earnings arising therefrom after charging against the receipts therefrom all fees, costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at the Default Rate without any liability to Debtor in connection therewith. Such possession shall at once be delivered to Secured Party upon request, and on refusal or failure to so deliver possession, the delivery of such possession may be enforced by Secured Party by any appropriate civil suit, proceeding or other action.

     Section 5.6 Appointment of Receiver. If an Event of Default shall have occurred and be continuing, in addition to all other rights, powers and remedies herein conferred or conferred by operation of law, Secured Party shall (subject to applicable cure periods, including those set forth in Section 9.2 of the Loan Agreement) be entitled to the appointment of a receiver of the Collateral without the necessity of the posting of a bond or notice; and shall, to the extent not prohibited by applicable law, be entitled to such receiver as a matter of right, without regard to the solvency or insolvency of Debtor, the value or adequacy of the Collateral or the Collateral being in danger of being materially injured or reduced in value as security by removal, destruction, deterioration, accumulation of prior liens or otherwise; and such receiver may be appointed by any court of competent jurisdiction upon ex parte application, and without notice, notice being expressly waived by Debtor to the extent such waiver is not prohibited by applicable law. Debtor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Secured Party, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Secured Party under this Article 5. Nothing herein is to be construed to deprive Secured Party of any other right, remedy or privilege it may now or hereafter have under law to have a receiver appointed. Any money advanced by Secured Party in connection with any such receivership shall be a demand obligation owing by Debtor to Secured Party and shall bear interest, from the date of making such advancement until paid, at the Default Rate. Any such receiver shall have all powers conferred by the court appointing such receiver, which powers shall, to the extent not prohibited by applicable law include, without limitation, the right to enter upon and take immediate possession of the Collateral or any part thereof, to exclude Debtor therefrom, to hold, use, operate, manage and control such Collateral, to make all such repairs, replacements, alterations, additions and improvements to the same as such receiver or Secured Party may deem proper or expedient, to lease, sell or otherwise transfer the Collateral or any portion thereof as such receiver or Secured Party may deem proper or expedient, to sell all of the Hydrocarbons included in the same subject to the provisions of Article 3 hereof, to demand and collect all of the other earnings, rents, issues, profits, proceeds and other sums due or to become due with respect to such Collateral, accounting for only the net earnings arising therefrom after charging against the receipts therefrom all fees, costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at the Default Rate without any liability to Debtor in connection therewith which net earnings shall be turned over by such receiver to Secured Party to be applied by Secured Party to the payment of the Obligations in the order set forth in Section 5.10.

     Section 5.7 Waiver by Debtor. To the extent not prohibited by applicable law, Debtor agrees that Debtor shall not at any time have, invoke, utilize or assert any right under any laws pertaining to the marshaling of assets or liens, the sale of property in the inverse order of alienation, the exemption of homesteads, the administration of estates of decedents, appraisement, moratorium, valuation, stay, extension or redemption now or hereafter in force, and Debtor hereby waives the benefit of all such laws to the fullest extent not prohibited by applicable law.

     Section 5.8 Remedies Cumulative. All rights, powers and remedies herein conferred are cumulative, and not exclusive, of (a) any and all other rights and remedies herein conferred, (b) any and all rights, powers and remedies existing at law or in equity, and (c) any and all other rights, powers and remedies provided for in any other documents or instruments evidencing, securing or relating to the Obligations, and Secured Party shall, in addition to the rights, powers and remedies herein conferred, be entitled to avail itself of all such other rights, powers and remedies as may now or hereafter exist at law or in equity for the collection of and enforcement of the Obligations and the enforcement of the warranties, representations, covenants, indemnities and other agreements contained in this Instrument and the other documents and instruments evidencing, securing or relating to the Obligations and the foreclosure of the liens and security interests created by this Instrument. Each and every such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Secured Party and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by Secured Party or by any Trustee, the sheriff or other official or person in the exercise of any right, power or remedy will impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     Section 5.9 Costs and Expenses. All fees, costs and expenses (including, without limitation, reasonable attorneys' fees and legal expenses, court costs, filing fees, and mortgage, transfer, stamp and other excise taxes, inspection fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication, notice and advertising costs, postage, photocopies, telephone charges and costs of procuring all abstracts of title, title searches and examinations, title opinions, title insurance policies and similar title data and assurances as Secured Party or any Trustee may deem appropriate either to prosecute such suit or to evidence to bidders at the sales that may be had pursuant to such proceeding the condition of the title to or the value of the Collateral, trustee's fees and expenses, sheriff's fees and expenses, receiver's fees and expenses, and fees and expenses of agents of Secured Party and each Trustee, costs and expenses of defending, protecting and maintaining the Collateral and Secured Party's and each Trustee's interest therein including repair and maintenance costs and expenses and costs and expenses of protecting and securing the Collateral including insurance costs and all other fees, costs and expenses provided for or authorized by applicable law), incurred by or on behalf of Secured Party or any Trustee in protecting and enforcing their rights hereunder or incident to the enforcement of this Instrument and the liens and security interests created hereby, shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument.

     Section 5.10 Application of Proceeds. The proceeds of any sale of the Collateral or any part thereof made pursuant to this Article 5 shall be applied as may be required by applicable law, or, in the absence of any such requirements, as follows:

     A. First,  to the payment of all fees,  costs and  expenses  referred to in
Section 6.4 of the Loan Agreement and incident to the enforcement of this Instrument and the liens and security interests created hereby, including, without limitation, the fees, costs and expenses described in Section 5.9 hereof;

     B. Second, to the payment of accrued interest remaining unpaid on the Note.

     C. Third, to the payment or prepayment of principal remaining unpaid on the
Note in such order as Secured Party may elect;

     D. Fourth, to the payment or prepayment of the Obligations other than the Obligations evidenced by the Note in such order as Secured Party may elect; and

     E. Fifth, the remainder, if any, shall be paid to Debtor or such other person or persons as may be legally entitled thereto.

     Section 5.11 Waiver of Statute of Limitations. Debtor hereby waives the right to assert any statute of limitations as a defense to the Obligations (including, without limitation, the indebtedness, liabilities and obligations under and pursuant to this Instrument, the Note, the Loan Agreement and any other instrument evidencing, securing or otherwise relating to the Obligations), to the fullest extent permitted by applicable law.

     Section 5.12 Limitation on Rights and Waivers. All rights, powers and remedies herein conferred shall be exercisable by the Trustees and Secured Party only to the extent not prohibited by applicable law; and all waivers and relinquishments of rights and similar matters shall only be effective to the extent such waivers or relinquishments are not prohibited by applicable law.

                                    ARTICLE 6
                               General Provisions
                               ------------------

     Section 6.1 Waiver. Any and all covenants of Debtor in this Instrument may from time to time, be waived by Secured Party by an instrument in writing signed by Secured Party to such extent and in such manner as Secured Party may desire, but no such waiver will ever affect or impair Secured Party's rights hereunder, except to the extent specifically stated in such written instrument. All changes to, amendments and modifications of this Instrument must be in writing and signed by Secured Party.

     Section 6.2 Severability. If any provision of this Instrument or of any of the instruments and documents evidencing, securing or relating to the Obligations is invalid or unenforceable in any jurisdiction, such provision shall be fully severable from this Instrument and the other provisions hereof and of said instruments and documents shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of Secured Party and the Trustees in order to carry out the provisions and intent hereof. The invalidity of any provision of this Instrument in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     Section 6.3 Subrogation. This Instrument is made with full substitution and subrogation of Secured Party and each Trustee in and to all covenants and warranties by others heretofore given or made with respect to the Collateral or any part thereof.

     Section 6.4 Financing Statement. This Instrument shall be deemed to be and may be enforced from time to time as an assignment, contract, deed of trust, financing statement or security agreement, and from time to time as any one or more thereof is appropriate under applicable state law. Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Debtor at any time after the execution of this Instrument, and hereby ratifies any thereof filed prior to the execution of this Instrument. Any such financing statement may describe the property subject thereto as "all assets of Debtor" or words of similar meaning.

     Section 6.5 Rate of Interest. Except as otherwise provided in the Loan Agreement, all interest required hereunder and under the Obligations shall be calculated on the basis of a year of 360 days.

     Section 6.6 Recording. All recording references in the Exhibits hereto are to the official real property records of the county in which the affected Land is located and in which records such documents are or in the past have been customarily recorded, whether real estate records, deed records, oil and gas records, oil and gas lease records or other records. The references in this Instrument and in the Exhibits hereto to liens, encumbrances and other burdens are for the purposes of defining the nature and extent of Debtor's warranties and shall not be deemed to ratify, recognize or create any rights in third parties.

     Section 6.7 Execution in Counterparts. This Instrument may be executed in one or more original counterparts. To facilitate filing and recording, there may be omitted from any counterpart the parts of the Exhibits hereto containing specific descriptions of the Collateral that relate to land located in counties other than the county in which the particular counterpart is to be filed or recorded. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

     Section 6.8 Notices. All notices and other communications made or required to be given pursuant to this Instrument shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), or delivered by overnight courier service or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

            If to Debtor:                             With a copy to:
            ------------                              --------------


            Synergy Resources Corporation             Hart & Trinen, L.L.P
            20203 Highway 60                          1624 Washington Street
            Platteville, CO  80651-8802               Denver, Colorado 80203
            Attn: Ed Holloway                         Attn: Bill Hart, Esq.
            Phone: (970) 737-1073                     Phone: (303) 839-0061
            Fax: (970) 737-1045                       Fax: (303) 839-5414

            If to Lender:                             With a copy to:
            ------------                              ---------------

            Bank of Choice                            Dufford & Brown, P.C.
            3780 W 10th Street                        1700 Broadway, Suite
            2100
            Greeley, CO  80634                        Denver, Colorado  80290
            Attn: Sarah Burchett                      Attn: Randall J.
            Feuerstein, Esq.
            Phone: (970) 352-6400                     Phone: (303) 861-8013
            Fax:  (970) 336-8464                      Fax: (303) 832-3804

     Any notice hereunder delivered in person or by facsimile (if receipt is confirmed by the facsimile operator of the recipient) shall be deemed given on the date thereof, any notice by registered or certified mail shall be deemed given three days after the date of mailing; and any notice by overnight courier shall be deemed given two days after shipment or the date of receipt, whichever is earlier.

     Section 6.9 Binding Effect. This Instrument shall bind and inure to the benefit of the respective successors and assigns of Debtor, Secured Party and each Trustee. Notwithstanding any other provision of this Instrument, if any right, interest or estate in property granted by this Instrument or pursuant hereto does not vest upon the date hereof, such right, interest or estate shall vest, if at all, within 21 years less 1 day after the death of the last surviving descendant of Joseph P. Kennedy, father of John F. Kennedy, former President of the United States of America, who is living on the date of the execution of this Instrument by Debtor or the effective date hereof, whichever is earlier.

     Section 6.10 References. All references in this Instrument to Exhibits, Articles, Sections, Subsections, paragraphs, subparagraphs and other subdivisions refer to the Exhibits, Articles, Sections, Subsections, paragraphs, subparagraphs and other subdivisions of this Instrument unless expressly provided otherwise. Titles and headings appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Instrument. The words "this Instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Instrument as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section," "this Subsection" "this paragraph," "this subparagraph" and similar phrases refer only to the Sections, Subsections, paragraphs or subparagraphs hereof in which the phrase occurs. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement. The word "or" is not exclusive, and the word "including" (and its derivatives) shall mean "including, without limitation." All references to days are to calendar days unless otherwise specifically stated. Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender. Words in the singular form shall be construed to include the plural and words in the plural form shall be construed to include the singular, unless the context otherwise requires.

     Section 6.11 Filing. Some of the above described goods are or are to become fixtures on the Land described in Exhibit A. This Instrument is to be filed for record in, among other places, the real estate records of each county identified in Exhibit A. This Instrument covers fixtures. Debtor is the owner of an interest of record in the real estate concerned.

     Section 6.12 WAIVER OF JURY TRIAL,  PUNITIVE  DAMAGES,  ETC. DEBTOR HEREBY:
(A) KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INSTRUMENT, THE NOTE, THE LOAN AGREEMENT OR ANY OTHER DOCUMENTS AND INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR ANY TRANSACTION PROVIDED FOR THEREIN OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (B) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS NOT BEEN INDUCED TO ENTER INTO THIS INSTRUMENT, THE NOTE, THE LOAN AGREEMENT AND ANY OTHER DOCUMENTS AND INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS AND THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN, INCLUDING AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

     Section 6.13 USURY SAVINGS. IT IS THE INTENTION OF THE PARTIES HERETO TO COMPLY WITH ALL APPLICABLE USURY LAWS; ACCORDINGLY, IT IS AGREED THAT NOTWITHSTANDING ANY PROVISIONS TO THE CONTRARY IN THIS INSTRUMENT, THE NOTE, THE LOAN AGREEMENT OR ANY OTHER DOCUMENTS OR INSTRUMENTS EVIDENCING, SECURING OR OTHERWISE RELATING TO THE OBLIGATIONS, IN NO EVENT SHALL SUCH DOCUMENTS OR INSTRUMENTS REQUIRE THE PAYMENT OR PERMIT THE COLLECTION OF INTEREST (WHICH TERM, FOR PURPOSES HEREOF, SHALL INCLUDE ANY AMOUNT WHICH, UNDER APPLICABLE LAW, IS DEEMED TO BE INTEREST, WHETHER OR NOT SUCH AMOUNT IS CHARACTERIZED BY THE PARTIES AS INTEREST) IN EXCESS OF THE MAXIMUM AMOUNT PERMITTED BY SUCH LAWS. IF ANY EXCESS INTEREST IS UNINTENTIONALLY CONTRACTED FOR, CHARGED OR RECEIVED UNDER THE NOTE OR UNDER THE TERMS OF THIS INSTRUMENT, THE LOAN AGREEMENT OR ANY OTHER DOCUMENTS OR INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS, OR IN THE EVENT THE MATURITY OF THE INDEBTEDNESS EVIDENCED BY THE NOTE IS ACCELERATED IN WHOLE OR IN PART, OR IN THE EVENT THAT ALL OR PART OF THE PRINCIPAL OR INTEREST OF THE NOTE SHALL BE PREPAID, SO THAT THE AMOUNT OF INTEREST CONTRACTED FOR, CHARGED OR RECEIVED UNDER THE AMOUNT OF INTEREST CONTRACTED FOR, CHARGED OR RECEIVED UNDER THE NOTE OR UNDER THIS INSTRUMENT, THE LOAN AGREEMENT OR ANY OTHER DOCUMENTS OR INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS, ON THE AMOUNT OF PRINCIPAL ACTUALLY OUTSTANDING

FROM TIME TO TIME UNDER THE NOTE SHALL EXCEED THE MAXIMUM AMOUNT OF INTEREST PERMITTED BY THE APPLICABLE USURY LAWS, THEN IN ANY SUCH EVENT (A) THE PROVISIONS OF THIS SECTION SHALL GOVERN AND CONTROL, (B) NEITHER DEBTOR NOR ANY OTHER PERSON OR ENTITY NOW OR HEREAFTER LIABLE FOR THE PAYMENT THEREOF, SHALL BE OBLIGATED TO PAY THE AMOUNT OF SUCH INTEREST TO THE EXTENT THAT IT IS IN EXCESS OF THE MAXIMUM AMOUNT OF INTEREST PERMITTED BY SUCH APPLICABLE USURY LAWS, (C) ANY SUCH EXCESS WHICH MAY HAVE BEEN COLLECTED SHALL BE EITHER APPLIED AS A CREDIT AGAINST THE THEN UNPAID PRINCIPAL AMOUNT THEREOF OR REFUNDED TO DEBTOR AT SECURED PARTY'S OPTION, AND (D) THE EFFECTIVE RATE OF INTEREST SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM LAWFUL RATE OF INTEREST ALLOWED UNDER THE APPLICABLE USURY LAWS AS NOW OR HEREAFTER CONSTRUED BY THE COURTS HAVING
JURISDICTION THEREOF. IT IS FURTHER AGREED THAT WITHOUT LIMITATION OF THE FOREGOING, ALL CALCULATIONS OF THE RATE OF INTEREST CONTRACTED FOR, CHARGED OR RECEIVED UNDER THE NOTE OR UNDER THIS INSTRUMENT, THE LOAN AGREEMENT OR ANY OTHER DOCUMENTS OR INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS WHICH ARE MADE FOR THE PURPOSE OF DETERMINING WHETHER SUCH RATE EXCEEDS THE MAXIMUM LAWFUL RATE OF INTEREST, SHALL BE MADE, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAWS, BY AMORTIZING, PRORATING, ALLOCATING AND SPREADING IN EQUAL PARTS DURING THE PERIOD OF THE FULL STATED TERM OF THE OBLIGATIONS EVIDENCED THEREBY, ALL INTEREST AT ANY TIME CONTRACTED FOR, CHARGED OR RECEIVED FROM DEBTOR OR OTHERWISE BY SECURED PARTY IN CONNECTION WITH THE OBLIGATIONS.

     Section 6.14 GOVERNING LAW. THIS INSTRUMENT AND ALL MATTERS ARISING UNDER OR GROWING OUT HEREOF SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS, AND THE LAWS OF THE UNITED STATES OF AMERICA.

     Section 6.15 Negotiation, Representation and Construction. This Instrument is the product of negotiation between sophisticated individuals, each of whom were either represented by counsel or had an opportunity to be so represented, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof, and the parties agree that,

            (a) Debtor has contributed to the drafting of this Instrument,

            (b) this Instrument has been prepared jointly,

            (c) Debtor has read and understands this Instrument, and

            (d) Debtor was represented by legal counsel (or had the opportunity to be represented by legal counsel) in connection with this Instrument, and Debtor and its counsel have reviewed this Agreement, or have had an opportunity to do so.

Accordingly, the provisions herein contained shall not be construed against either Debtor or Secured Party as having been the person or persons responsible for the preparation thereof, and the parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any Loan Documents or any amendments hereto or thereto.

                          Signatures on Following Page

     IN WITNESS WHEREOF, this Deed of Trust, Mortgage, Security Agreement, Financing Statement and Fixture Filing is executed as of the date first above written.

                                        DEBTOR:
                                        -------

                                        SYNERGY RESOURCES CORPORATION

                                        By /s/ Edward Holloway
                                           --------------------------------
                                            Name:  Edward Holloway

                                            Title:  President





                           ACKNOWLEDGMENT CERTIFICATE
                           --------------------------

STATE OF COLORADO         )
                          )  ss.
COUNTY OF WELD            )


     The foregoing instrument was acknowledged before me this 30th day of November, 2011 by Edward Holloway, President of Synergy Resources Corporation, a Colorado corporation, on behalf of such corporation.

                                          /s/ Rhonda Sandquist
                                          -----------------------------------
                                          Notary Public

My commission expires: November 25, 2015
                       -------------------

(NOTARIAL SEAL)


                   Signature Page to Synergy Deed of Trust

                                                                  Execution Copy

                               SECURITY AGREEMENT
                               ------------------

                                       and

                          ASSIGNMENT OF CONTRACT RIGHTS
                          -----------------------------

This Security Agreement and Assignment of Contract Rights (this "Agreement") is made as of November 30, 2011 (the "Effective Date") between:

1. BANK OF CHOICE, a division of Bank Midwest N.A., a national association (the "Secured Party"); and

2. SYNERGY RESOURCES CORPORATION, a Colorado corporation (together with its successors and permitted assigns, the "Borrower").


                                  INTRODUCTION

     A. Pursuant to a Loan Agreement dated as of November 30, 2011 between Borrower and Secured Party (as the same may be amended, restated, modified or supplemented from time to time, the "Loan Agreement") Secured Party has agreed to loan money to Borrower;

     B. Borrower has issued or will issue a senior secured promissory note to the Secured Party (the "Note") pursuant to Loan Agreement.

     D. It is a requirement under the Loan Agreement and a condition precedent to the making of loans that the Borrower shall have executed and delivered this Agreement.

     E. To induce the Secured Party to enter into, and extend credit under, the Loan Agreement the Borrower has agreed to pledge and grant a security interest in the Collateral to the Secured Party as collateral security for the Secured Obligations.

                               SECURITY AGREEMENT

Borrower, intending to be legally bound, hereby agrees with the Secured Party as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement. The following terms, as used herein, shall have the following meanings:

     "Account" has the meaning defined in Article 9 of the UCC.

     "Agreement Collateral" means each of the agreements that cover, affect or otherwise relate in any way to the Leases or the Wells, including, without limitation, unit agreements, pooling agreements, operating agreements, equipment leases, production sales, purchase, exchange or processing agreements, transportation or gathering agreements, farmout or farmin agreements, disposal agreements, surface use agreements, joint venture agreements and area of mutual interest agreements, as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (a) all rights of Borrower to receive moneys due and to become due under or pursuant to the Assigned Agreements, (b) all rights of Borrower to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to or for breach of or default under the Assigned Agreements, (c) claims of

Borrower for damages arising out of or for breach of or default under the Assigned Agreements, and (d) the right of Borrower to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

     "As-Extracted Collateral" has the meaning defined in Article 9 of the UCC, but in any event shall include, but not be limited to, oil, gas and other minerals and mineral rights that are subject to a security interest that: (i) is created by a debtor having an interest in the minerals before extraction; and
(ii) attaches to the minerals as extracted; or (b) accounts arising out of the sale at the wellhead or mine head of oil, gas, or other minerals in which the debtor had an interest before extraction.

     "Collateral" has the meaning ascribed to such term in Section 2.

     "Deposit Account" has the meaning defined in Article 9 of the UCC.

     "Equipment" has the meaning defined in Article 9 of the UCC and, to the extent that items listed below under the definition of "Fixtures" are deemed to not constitute fixtures, then Equipment for purposes of this Agreement shall include the items defined below as Fixtures.

     "Event of Default" has the meaning defined in the Loan Agreement.

     "Fixtures" has the meaning defined in Article 9 of the UCC, and shall include, as applicable and without limitation, platforms, derricks, casing, tubing, tanks, tank batteries, treaters, separators, rods, pumps, pumping units, flow lines, water lines, transportation lines, gathering lines, gas lines, machinery, pipelines, and power lines.

     "Goods" has the meaning defined in Article 9 of the UCC.

     "Hydrocarbons" means all of the oil, gas, drip gasoline, natural gasoline, natural gas liquids, condensate, distillate, casinghead gas and other solid, liquid or gaseous hydrocarbons and other associated or related substances of whatever kind or character and in whatever form or phase, including, without limitation, gases produced from coal-bearing formations and strata such as so-called "coal-bed gas" and "coal-bed methane".

     "Inventory" has the meaning defined in Article 9 of the UCC, and shall include, as applicable and without limitation, casing, tubing, tanks, tank batteries, treaters, separators, rods, pumps, pumping units, flow lines, water lines, transportation lines, gathering lines, gas lines, machinery, pipelines, and power lines.

     "Leases" means all oil and gas leases specifically described on Schedule I hereto.

     "Proceeds" has the meaning defined in Article 9 of the UCC but, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance (whether or not the Secured Party is named as the loss payee thereof), indemnity, warranty or guaranty payable to Borrower or the Secured Party from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), (c) any and all amounts received when Collateral is sold, leased, licensed, exchanged, collected or disposed of, (d) any rights arising out of Collateral, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Property Collateral" means (a) the leasehold estates created by the Leases, (b) the Wells, (c) all personal property, fixtures, improvements, permits, rights-of-way and easements used or held for use in connection with the production, treatment, compression, storing, sale or disposal of Hydrocarbons or water produced from the property described in or covered by the Leases; and (d) the Hydrocarbons produced or to be produced through the Wells and all contract rights, privileges, surface, reversionary or remainder interests and other interests associated with the Leases.

     "Secured Obligations" means any obligations of the Borrower under the Loan Agreement (including any amounts payable to Secured Party thereunder), the Note defined therein, and any other indebtedness of Borrower to Secured Party whether now existing or hereafter arising.

     "UCC" means the Uniform Commercial Code in effect on the date hereof and as amended from time to time, and as enacted in the State of Colorado or in any state or states which, pursuant to the Uniform Commercial Code as enacted in the State of Colorado, has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that the definitions set forth above should be construed in their broadest sense so that Collateral will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the Uniform Commercial Code that broaden the definitions, they are incorporated herein and if existing definitions in the Uniform Commercial Code are broader than the amended definitions, the existing ones shall be controlling. Similarly, where the phrase "as defined in the Uniform Commercial Code, but in any event shall include, but not be limited to . . ." is used above, it means as defined in the Uniform Commercial Code except that if any of the enumerated types of items specified thereafter would not fall within the Uniform Commercial Code definition, they shall nonetheless be included in the applicable definition for purposes of this Agreement.

     "Wells" means the oil and gas wells and equipment on or relating to the property described in the Leases, including, without limitation, those oil and gas wells specifically described in Schedule II hereto and any additional wells drilled by Borrower upon the property described in the Leases.

2. Grant of Security Interest. As security for the prompt payment in full when due (whether at stated maturity, upon acceleration, on any optional or mandatory prepayment date or otherwise) and performance of the Secured Obligations, Borrower hereby pledges, hypothecates, delivers grants and assigns to the Secured Party, and creates in favor of the Secured Party, a first priority security interest in and to, all of Borrower's right, title and interest in and to all the following property, in all its forms, in each case whether now or hereafter existing, whether now owned or hereafter acquired, created or arising, and wherever located (collectively, but without duplication, the "Collateral"):

     (a) The Property Collateral;

     (b) Hydrocarbons in, on, under or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Borrower (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Property Collateral or to any of the estates, property, interests or rights described in or covered by the Leases;

     (c) All Equipment;

     (d) All Inventory and other Goods;

     (e) All Accounts;

     (f) All Fixtures;

     (g) All Deposit Accounts;

     (h) All of the severed and extracted Hydrocarbons including, without limitation, As-Extracted Collateral in all its forms, in each case whether now or hereafter existing, whether now owned or hereafter acquired, created or arising, in each case, to the extent produced from or allocated or attributed to the property described in or covered by the Leases or to the Wells;

     (i) The Agreement Collateral;

     (j) All renewals, extensions and restatements of, modifications, changes, amendments and supplements to, and substitutions for the estates, property, interests and rights described or referred to in paragraphs (a) through (i) above, and all additions and accessions thereto;

     (k) All of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or appertaining to the estates, property, interests and rights described or referred to in paragraphs (a) through (j) above; and

     (l) All Proceeds of any and all of the foregoing, including, without limitation, condemnation awards and the proceeds of any and all insurance policies (including title insurance policies as well as other types of insurance policies) covering all or any part of said estates, property, interests or rights and, to the extent they may constitute proceeds, instruments, accounts, securities, general intangibles, contract rights and inventory.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the Proceeds of such asset.

3. Borrower's Representations and Warranties. Borrower represents and warrants to the Secured Party as follows, which representations and warranties shall survive execution of this Agreement and shall not be affected or waived by any examination or inspection made by the Secured Party:

     3.1 Status. Borrower is duly organized and validly existing as a corporation in the State of Colorado. The organizational identification number of Borrower is 20051109690. Borrower has perpetual existence and the power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage. Borrower has qualified to do business in each state or jurisdiction where its business or operations so require.

     3.2 Authority to Execute Agreement; Binding Agreement. Borrower has the power to execute, deliver and perform its obligations under this Agreement, the Loan Agreement, the Note and any other agreement or document contemplated hereby and thereby to which it is, or is to be, a party (collectively, the "Loan Documents") (including, without limitation, the right and power to give the Secured Party a security interest in the Collateral) and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement, the Loan Agreement, the Note and each other Loan Document to which it is, or is to be, a party. The Loan Agreement and Note have been duly executed and delivered by Borrower. The Loan Agreement and Note constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors. This Agreement has been duly executed by Borrower. This Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors.

     3.3 Borrower's Title. Except for the security interests granted hereunder, Borrower is, as to all Collateral presently owned, and shall be as to all Collateral hereafter acquired, the owner or in the case of leased or licensed assets, the lessee or licensee, of said Collateral free and clear from any liens, security interests, encumbrances or adverse claims.

     3.4 Agreement Collateral. The Assigned Agreements have been duly authorized, executed, and delivered by all parties thereto, have not been amended or otherwise modified, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms. There exists no default under any Assigned Agreement by any party thereto. The execution and delivery of this Agreement shall not require the consent of any other Person who is party to any Assigned Agreement nor create any default under any of the Assigned Agreements.

     3.5 Perfected Security Interest. This Agreement creates a valid, first priority security interest in the Collateral, securing payment of the Secured Obligations. Upon the filing of the UCC financing statements in the offices set forth on Schedule 3.5 hereto, all security interests which may be perfected by filing shall have been duly perfected. Except for the filing of the UCC financing statements referred to in the preceding sentence, no action is necessary to create, perfect or protect such security interest. Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with any Governmental Authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, the Loan Agreement, the Note or any other Loan Document, (ii) the creation or perfection of the security interest in the Collateral or (iii) the enforcement of the Secured Party's rights hereunder and under the Note.

     3.6 Absence of Conflicts with Other Agreements, Etc. Neither the pledge of the Collateral hereunder nor any of the provisions hereof (including, without limitation, the remedies provided hereunder) violates any of the provisions of any organizational documents of Borrower, or any other agreement to which

Borrower or any of its property is a party or is subject, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the same. None of the provisions of the Note violates any of the provisions of any organizational documents of the Borrower, or any other agreement to which Borrower or any of its property is a party or is subject, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the same.

4.   Covenants of Borrower. Borrower covenants that:

     4.1 Filing of Financing Statements and Preservation of Interests. Concurrently with the execution and delivery of this Agreement, the Borrower shall (a) file in each office set forth on Schedule 3.5 UCC financing statements and other documents in such offices as shall be necessary or as the Secured Party may reasonably request to perfect and establish the priority of the Liens granted by this Agreement, (b) deliver and pledge to the Secured Party any and all Instruments comprising any part of the Collateral, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Secured Party may request and (c) take all such other actions as shall be necessary or as the Secured Party may reasonably request to perfect and establish the priority of the Liens granted by this Agreement, in each case in form and substance satisfactory to the Secured Party. Without limiting the obligation of the Borrower set forth in the preceding sentence, Borrower hereby authorizes the Secured Party, and appoints the Secured Party as its attorney-in-fact, to file in such office or offices as the Secured Party deems necessary or desirable such financing and continuation statements and amendments and supplements thereto (including, without limitation, an "all assets" filing), and such other documents as the Secured Party may require to perfect, preserve and protect the security interests granted herein and ratifies all such actions taken by the Secured Party.

     4.2 Records; Collection of Receivables. Borrower shall keep at its chief place of business and chief executive office where it keeps its records concerning all Accounts and As-Extracted Collateral, and the original copies of the Assigned Agreements and the originals of all chattel paper that evidence Accounts, As-Extracted Collateral or receivables. Borrower will hold and preserve such records, Assigned Agreements and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

     4.3 Transfer of Collateral. Other than the disposition of Collateral in the ordinary course of the Borrower's business as presently conducted, and subject to the provisions of Sections 2.7 and 2.9 of the Loan Agreement and Section 4.5 of the Deed of Trust, Borrower shall not sell, assign, transfer, encumber or otherwise dispose of any Collateral without the prior written consent of the Secured Party. For purposes of this provision, "dispose of any Collateral" shall include, without limitation, the creation of a security interest or other encumbrance (whether voluntary or involuntary) on such Collateral.

4.4  Agreement Collateral.

     (a) Borrower shall at its expense:

                  (i) Perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their respective terms, and take all such action to such end as may be from time to time reasonably requested by the Secured Party;

                  (ii) Furnish to the Secured Party promptly upon receipt thereof copies of all notices, requests, and other documents received by the Borrower under or pursuant to the Assigned Agreements, and from time to time (a) furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may reasonably request and
      (b) upon request of the Secured Party make to any other party to any Assigned Agreement such demands and requests for information and reports or for action as the Borrower is entitled to make thereunder.

     (b) Other than actions taken in the ordinary course of business (subject to the provisions of Sections 2.7 and 2.9 of the Loan Agreement and Section 4.5 of the Deed of Trust), Borrower shall not, without the Secured Party's written consent,

                  (i) Cancel or terminate any Assigned Agreement or consent to or accept any material cancellation or termination thereof;

                  (ii) Materially amend or otherwise modify, in a manner detrimental to the Secured Party, any Assigned Agreement or give any material consent, waiver, or approval thereunder;

                  (iii) Waive any material default under or breach of any Assigned Agreement; or

                  (iv) Take any other action in connection with any Assigned Agreement which would materially impair the value of the interest or rights of the Borrower thereunder or which would materially impair the interest or rights of the Secured Party.

     4.5 Other Assurances. Borrower agrees that from time to time, at the expense of Borrower, it will promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and protect the Secured Party's first priority security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

5.   Remedies Upon Default.

     5.1 Upon the occurrence and during the continuation of an Event of Default (subject to applicable cure periods, including those set forth in Section 9.2 of the Loan Agreement), the Secured Party may exercise, in addition to any other rights and remedies provided herein, under other contracts and under law, all the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, upon the occurrence and during the continuation of an Event of Default (subject to applicable cure periods, including those set forth in Section 9.2 of the Loan Agreement): (a) at the request of the Secured Party, Borrower shall, at its cost and expense, assemble the Collateral owned or used by it as directed by the Secured Party; (b) the Secured Party shall have the right (but not the obligation) to notify any account debtors and any obligors under Accounts to make payments directly to the Secured Party and to enforce the Borrowers' rights against account debtors and obligors; and (c) the Secured Party may (but is not obligated to), without notice except as provided below, sell the Collateral at public or private sale, on such terms as the Secured Party deems to be commercially reasonable. Borrower agrees that ten (10) days notice of any sale referred to in clause (c) above shall constitute sufficient notice. The Secured Party may purchase Collateral at any such sale. The Borrower shall be liable to the Secured Party for any deficiency amount.

     5.2 The Secured Party may comply with any applicable law in connection with a disposition of Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Secured Party may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Secured Party sells any of the Collateral on credit, the Borrower will only be credited with payments actually made by the purchaser. The Secured Party may purchase Collateral at any such sale. In addition, Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an Event of Default (subject to applicable cure periods, including those set forth in Section 9.2 of the Loan Agreement) to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

     5.3 For the purpose of enabling the Secured Party to further exercise rights and remedies under this Section 5 or elsewhere provided by agreement or applicable law, Borrower hereby grants to the Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Borrower) to use, license or sublicense following an Event of Default (subject to applicable cure periods, including those set forth in Section 9.2 of the Loan Agreement), any Intellectual Property now owned or hereafter acquired by such Borrower, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

6.   Obligations Absolute.

     6.1 Change of Circumstance. THE RIGHTS OF THE SECURED PARTY HEREUNDER AND THE OBLIGATIONS OF BORROWER HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL, SHALL NOT BE SUBJECT TO ANY COUNTERCLAIM, SETOFF, RECOUPMENT OR DEFENSE BASED UPON ANY CLAIM THAT BORROWER OR ANY OTHER PERSON MAY HAVE AGAINST ANY SECURED PARTY AND SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL FULL AND INDEFEASIBLE SATISFACTION OF THE SECURED OBLIGATIONS.

     6.2 Waiver of Right of Subrogation, Etc. Borrower hereby waives any and all rights of subrogation, reimbursement, or indemnity whatsoever arising out of remedies exercised by the Secured Party hereunder until full and indefeasible payment of the Secured Obligations.

     6.3 Other Waivers. Borrower hereby waives promptness, diligence and notice of acceptance of this Agreement. In connection with any sale or other disposition of Collateral, to the extent permitted by applicable law, Borrower waives any right of redemption or equity of redemption in the Collateral. Borrower further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of protest, dishonor and notice of dishonor or notice of default or any other similar notice with respect to any of the Secured Obligations, and all other similar notices to which Borrower might otherwise be entitled, except as otherwise expressly provided in the Loan Documents. Secured Party is under no obligation to pursue any rights against third parties with respect to the Secured Obligations and Borrower hereby waives any right it may have to require otherwise. Borrower (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit of, any stay, valuation, appraisal or redemption now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement; and Borrower (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement delegated to the Secured Party, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

     6.4 Borrower further waives to the fullest extent permitted by law any right it may have under the constitution of the State of Colorado (or under the constitution of any other state in which any of the Collateral or Borrower may be located), or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.

     6.5 BORROWER'S WAIVERS UNDER THIS SECTION 6 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER BORROWER HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEY AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

7. No Implied Waivers. No failure or delay on the part of the Secured Party in exercising any right, power or privilege under this Agreement or the other Loan Documents and no course of dealing between the Borrower, on the one hand, and the Secured Party, on the other hand, shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Agreement or the other Loan Documents precludes any other or further exercise of any such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have.

8.   Standard of Care.

     8.1 In General. No act or omission of the Secured Party (or agent or employee of the Secured Party) shall give rise to any defense, counterclaim or offset in favor of Borrower or any claim or action against the Secured Party (or agent or employee thereof), in the absence of gross negligence or willful misconduct of the Secured Party (or agent or employee thereof) as determined in a final, nonappealable judgment of a court of competent jurisdiction. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords to other Collateral it holds, it being understood that it has no duty to take any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral or to preserve any rights of any parties and shall only be liable for losses which are a result of its gross negligence or willful misconduct as determined in a final, nonappealable judgment of a court of competent jurisdiction.

     8.2 No Duty to Preserve Rights. Without limiting the generality of the foregoing:

     (a) the Secured Party has no duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral;

     (b) the Secured Party has no obligation to clean-up or otherwise prepare the Collateral for sale; and

     (c) Borrower shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Borrower thereunder, and the Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral.

     8.3 Appointment and Powers of Secured Party. Borrower hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact and with full irrevocable power and authority in the place and stead of Borrower or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement.

9.   General Terms.

     9.1 Assignment. Borrower shall not delegate any obligations or assign or transfer this Agreement or any rights hereunder without the prior written consent of the Secured Party. Notwithstanding the foregoing, if there should be any assignment of any rights or obligations by operation of law or in contravention of the terms of this Agreement or otherwise, then all covenants, agreements, representations and warranties made herein or pursuant hereto by or on behalf of Borrower shall bind the successors and assigns of Borrower, together with the preexisting Borrower. The rights and privileges of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns.

     9.2  Notices.  All  notices,  requests,   demands,   directions  and  other
communications provided for herein shall be in writing and shall be delivered or mailed in the manner specified in the Loan Agreement.

     9.3 Severability. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or be impaired thereby. Any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

     9.4 Costs and Expenses. Without limiting any other cost reimbursement provisions in the Loan Documents, upon demand, the Borrowers shall pay to the Secured Party the amount of any and all reasonable expenses incurred by the Secured Party hereunder or in connection herewith.

     9.5 Counterparts; Integration. This Agreement may be signed in counterparts, including facsimiles thereof (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

     9.6 Amendments and Waivers. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Borrower and the Secured Party.

10.  Termination; Partial Release.

     10.1 At such time as all the Secured Obligations have been paid and performed in full, the security provided for herein shall terminate, provided, however, that all indemnities of the Borrower contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

     10.2 Effective upon the closing of a disposition of any Collateral in conformity with the provisions of the Deed of Trust and the Loan Agreement, and receipt by the Secured Party of a certification to such effect from an authorized officer of the Borrower, the security interest in the Collateral so disposed of shall terminate and the Secured Party shall deliver such releases as may be appropriate, provided, however, the security interest in all remaining Collateral shall remain in full force and effect.

11.  Governing Law; Jurisdiction; Waiver Of Jury Trial.

     11.1 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Colorado (excluding the laws applicable to conflicts or choice of law).

     11.2 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

13.  Negotiation, Representation and Construction.

     This Agreement and all Loan Documents are the product of negotiation between sophisticated individuals, each of whom were either represented by counsel or had an opportunity to be so represented, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof, and the parties agree that,

     (a) each party has contributed to the drafting of this Agreement and all Loan Documents,


     (b) this Agreement and all Loan Documents have been prepared jointly,

     (c) each party has read and understands this Agreement and all Loan Documents,


     (d) each party was represented by legal counsel (or had the opportunity to be represented by legal counsel) in connection with this Agreement and all Loan Documents, and that each of them and their counsel have reviewed this Agreement, or have had an opportunity to do so.

     Accordingly, the provisions herein contained shall not be construed against either Borrower or Secured Party or any Secured Party as having been the person or persons responsible for the preparation thereof, and the parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any Loan Documents or any amendments hereto or thereto.


                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement and Assignment of Contract Rights to be executed in the name and on behalf of the parties hereto as of the date first above written.



                                     BORROWER:
                                     ---------


                                     SYNERGY RESOURCES CORPORATION
                                     a Colorado corporation

                                     By /s/ Edward Holloway
                                        -----------------------------------
                                         Name:  Edward Holloway

                                         Title:  President


                           ACKNOWLEDGMENT CERTIFICATE

STATE OF COLORADO       )
                        )  ss.
COUNTY OF WELD          )

     The foregoing instrument was acknowledged before me this 30th day of November, 2011 by Edward Holloway, President of Synergy Resources Corporation, a Colorado corporation, on behalf of such corporation.

                                          /s/ Rhonda Sandquist
                                          -------------------------------
                                          Notary Public

My commission expires: November 25, 2015
                       -------------------

(NOTARIAL SEAL)



                                    SECURED PARTY:
                                    --------------

                                     BANK OF CHOICE, a division of Bank
                                     Midwest, N.A., a national
                                     association

                                     By /s/ Sarah Burchett
                                        ------------------------------
                                         Name: Sarah Burchett

                                         Title:  Senior Approval Officer

                 Signature Page to Synergy Security Agreement

                                                                  Execution Copy
{
                          SYNERGY RESOURCES CORPORATION

                             SECURED PROMISSORY NOTE
                             -----------------------


                                                              Greeley, Colorado
$ 15,000,000                                                  November 30, 2011

     The undersigned Borrower promises to pay to the order of BANK OF CHOICE, a Division of BANK MIDWEST, N.A., a national association, ("Lender", which term shall include all subsequent holders of this Note by assignment or otherwise), at its offices located in Greeley, Colorado, the sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), or so much thereof as may be advanced by Lender hereunder, together with interest as required under this Note. Sums shall be advanced to Borrower by Lender hereunder pursuant to the terms and conditions of that certain Loan Agreement of even date herewith, by and between Lender and Borrower (the "Loan Agreement"). The outstanding principal amount due hereunder may fluctuate up and down from time to time, but shall not exceed FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) in the aggregate principal amount outstanding at any one time. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

     THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE "SECURITY AGREEMENT") AND A DEED OF TRUST (THE "DEED OF TRUST") DATED AS OF THE DATE OF THIS NOTE AND SIGNED BY BORROWER IN FAVOR OF LENDER. The principal outstanding under this Note shall bear interest from day to day at the Interest Rate (as hereinafter defined). The term "Interest Rate" means a rate per annum equal to the greater of (i) three and a quarter percent (3.25%) and (ii) the Prime Rate, provided, however, that upon and/or after and during the continuance of an Event of Default, interest on the unpaid principal balance shall accrue at the Default Rate, limited by the Highest Lawful Rate, as those terms are defined in the Loan Agreement. Interest shall accrue at the applicable rate notwithstanding the occurrence of any Event of Default, acceleration of the Obligations, the entry of any judgment, or the commencement of any bankruptcy, reorganization, receivership or other proceedings. Interest hereunder shall be computed on the basis of a three hundred sixty (360) day year, calculated for the actual number of days elapsed, provided, however, that the Interest Rate charged hereunder shall never exceed the maximum rate allowed, from time to time, by applicable law.

     Monthly payments of accrued interest only at the Interest Rate shall be due and payable beginning on January 1, 2012, and continuing on the first (1st) day of each month thereafter until the Maturity Date.

     The "Maturity Date" of this Note shall be November 30, 2014.

     A payment due hereunder shall be deemed late if it is not received by the Lender on or before ten (10) days after the due date of such payment, and each late payment shall automatically incur a late charge, payable immediately, equal to five percent (5%) of such payment. This late charge provision shall not limit the operation of any other provision of this Note regarding payments that are not made when due hereunder. Further, notwithstanding any other rate of interest provided for herein, the Interest Rate applicable to any payment or payments of principal or interest, or any part thereof, not received by the Lender within ten (10) days after the due date thereof shall thereafter be the Default Rate defined in the Loan Agreement.

     Borrower shall be in default of this Note if

     (1) any payment of principal or interest, or any part thereof, is not received by the Lender on the due date of such payment, or

     (2)  upon the occurrence of any other default hereunder or

     (3) an Event of Default under the terms of the Loan Agreement or any default under any Deed of Trust, the Security Agreement or other Loan Document securing or made at any time in connection with this Note or with any loan cross-defaulted with this Note. Borrower shall be in default under this Note if Borrower is in default under, or if an Event of Default has occurred, in any obligation to Lender, which default shall be a cross-default under this Note.

     If any default remains uncured upon the expiration of any applicable grace or cure period, including as set forth in Section 9.2 of the Loan Agreement, the principal sum remaining unpaid hereunder, together with all accrued and unpaid interest thereon, and all other liabilities of the Borrower under this Note, shall become due and payable at any time thereafter at the option of the Lender, immediately upon the Lender's written notice or demand. Also in that event, the Lender shall have the remedies of a secured party under the Uniform Commercial Code. In addition to the foregoing remedies, upon the occurrence or existence of any default, Lender may exercise any other right, power or remedy granted to it by the Loan Agreement, the Security Agreement, or the Deed of Trust or otherwise permitted to it by law or equity.

     No delay or omission on the part of Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. Presentment, demand, protest, notice of dishonor, and extension of time without notice are hereby waived by Borrower. Except as otherwise expressly provided in this Note or by applicable law, any notice to Borrower regarding this Note shall be sufficiently served for all purposes if placed in the mail, postage prepaid, addressed to or left upon the premises at the address shown below or any other address shown on the Lender's records. Time is of the essence in all matters relating to this Note.

JURY TRIAL WAIVER. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS

AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

                           Signature on Following Page

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the date first above written.

SYNERGY RESOURCES CORPORATION


By:   /s/ Edward Holloway
      ------------------------------------

Name: Edward Holloway
      ------------------------------------

Title: President